EXHIBIT 10.1

EXECUTION COPY


SUBSIDIARIES SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of May 23, 1997, made by each of the corporations that are signatories hereto (each a "Grantor"; collectively, the "Grantors"), in favor of THE CHASE MANHATTAN BANK, as collateral agent (in such capacity, the "Collateral Agent") for the several banks and other financial institutions (collectively, the "Lenders"; individually, a "Lender") from time to time parties to the Amended and Restated Credit Agreement, dated as of May __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and the Collateral Agent.


W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to the Credit Agreement, the Borrower has agreed to cause the Grantors to execute and deliver this Security Agreement to the Collateral Agent for the ratable benefit of the Lenders; and

     WHEREAS, each Grantor is a Domestic Subsidiary of the Borrower and has guaranteed all obligations of the Borrower with respect to the Credit Agreement pursuant to the Amended and Restated Subsidiaries Guarantee, dated as of May 23, 1997, made by each Grantor in favor of the Collateral Agent for the ratable benefit of the Lenders.


     NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to make their respective Loans to the Borrower, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Lenders, as follows:

     1.  Defined Terms.

          1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments, Inventory and Proceeds.

     (b)  The following terms shall have the following meanings:

     "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
     "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

     "Collateral":  as defined in Section .

     "Collateral Account": any collateral account established by the Collateral Agent as provided in subsection or subsection .

     "Obligations": with respect to any Grantor, all obligations, liabilities and indebtedness of such Grantor under and pursuant to the Subsidiaries Guarantee and the other Loan Documents to which it is a party, subject to the limitations set forth in the Subsidiaries Guarantee.

     "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

     1.2  Other Definitional Provisions.

(a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each of the Grantors hereby grants to the Collateral Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

     (a)  all Accounts and Receivables;

     (b)  all Inventory;

     (c)  all books and records pertaining to the Collateral; and

     (d) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

     3.  Representations and Warranties.

Each Grantor hereby represents and warrants that:

     3.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Lenders pursuant to this Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Lenders, pursuant to this Agreement.

     3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the actions specified in
Schedule 3.2, constitute perfected security interests in the Collateral in favor of the Collateral Agent, for the ratable benefit of the Lenders, as collateral security for the Obligations and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

     3.3  Inventory.  The Inventory is kept at the locations listed on
Schedule 3.3 or any other location specified pursuant to subsection 4.4.

     3.4 Chief Executive Office. The chief executive office and the office where each individual Grantor's records with respect to the Receivables are maintained as provided on the signature pages hereto.

     3.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

     4. Covenants. Each Grantor covenants and agrees with the Collateral Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full and the Commitments shall have expired or otherwise been terminated:

     4.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

     4.2  Maintenance of Insurance.  (a)
Each Grantor will maintain, with
financially sound and reputable
companies, insurance policies (1)
insuring the Inventory against loss by
fire, explosion, theft and such other
casualties as may be reasonably
satisfactory to the Collateral Agent and
(2) insuring such Grantor, the
Collateral Agent and the Lenders against liability for personal injury and property damage relating to such
Inventory, such policies to be in such
form and amounts and having such
coverage as may be reasonably
satisfactory to the Collateral Agent and the Lenders, with losses payable to such Grantor, the Collateral Agent and the Lenders as their respective interests may appear.

     (b)  All such insurance shall (1)
provide that no cancellation, material
reduction in amount or material change
in coverage thereof shall be effective
until at least 30 days after receipt by
the Collateral Agent of written notice
thereof, (2) name the Collateral Agent
and the Lenders as insured parties, (3)
include a breach of warranty clause and
(4) be reasonably satisfactory in all
other respects to the Collateral Agent.

     (c)  Each Grantor shall deliver to
the Collateral Agent and the Lenders a
report of a reputable insurance broker
with respect to such insurance during
the month of            in each calendar
year and such supplemental reports with
respect thereto as the Lenders may from
time to time reasonably request.

     4.3  Maintenance of Perfected
Security Interest; Further
Documentation.  (a)  Each Grantor shall
maintain the security interest created
by this Agreement as a perfected
security interest having at least the
priority described in subsection 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b)  At any time and from time to
time, upon the written request of the
Collateral Agent, and at the sole
expense of the Grantors, each Grantor
will promptly and duly execute and
deliver such further instruments and
documents and take such further actions
as the Collateral Agent may reasonably
request for the purpose of obtaining or
preserving the full benefits of this
Agreement and of the rights and powers
herein granted, including, without
limitation, the filing of any financing
or continuation statements under the
Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

     4.4  Changes in Locations, Name,
etc.  Each Grantor will not:

     (a)Epermit any of the Inventory to
be kept at a location other than those
listed on Schedule 3.3; or

     (b) change the location of its
chief executive office from that
specified in subsection ;

     (c)Echange its name, identity or
corporate structure to such an extent
that any financing statement filed by
the Collateral Agent in connection with
this Agreement would become seriously
misleading;

unless, in any such case, such Grantor
shall have given at least 30 days prior
written notice thereof to the Collateral
Agent and the Lenders and shall have taken all actions (including the filing of financing statements) required to continue the perfection of the security intereset granted pursuant to this
Agreement.

     4.5  Further Identification of
Collateral.  Each Grantor will furnish
to the Collateral Agent and the Lenders
from time to time statements and
schedules further identifying and
describing the Collateral and such other reports in connection with the
Collateral as the Lenders may reasonably request, all in reasonable detail.

     4.6  Notices.  Each Grantor will
advise the Collateral Agent and the
Lenders promptly, in reasonable detail,
at their respective addresses for
notices provided for in the Credit
Agreement of:

     (a) any Lien (other than security
interests created hereby or Liens
permitted under the Credit Agreement) on any of the Collateral; and

     (b) of the occurrence of any other
event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     5.  Provisions Relating to
Receivables.

     5.1  Each Grantor Remains Liable
under Receivables.  Anything herein to
the contrary notwithstanding, each
Grantor shall remain liable under each
of the Receivables to observe and
perform all the conditions and
obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. Neither the Collateral Agent nor the Lenders shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Lender of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     5.2  Analysis of Receivables.  The
Collateral Agent shall have the right to make test verifications of the
Receivables in any manner and through
any medium that it reasonably considers
advisable, and each Grantor shall
furnish all such assistance and
information as the Collateral Agent may
require in connection with such test
verifications.  At any time and from
time to time, upon the Collateral
Agent's request and at the expense of
the Grantors, each Grantor shall cause
independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. The Collateral
Agent in its own name or in the name of
others may at any time after the
occurrence and during the continuance of an Event of Default communicate with the obligors on the Receivables to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables.
     5.3  Collections on Receivables.
(a)  The Collateral Agent hereby
authorizes the Grantors to collect the
Receivables, subject to the Collateral
Agent's direction and control, and the
Collateral Agent may curtail or
terminate said authority at any time
after the occurrence and during the
continuance of an Event of Default.  If
required by the Collateral Agent at any
time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (1) shall be forthwith
(and, in any event, within two Business
Days) deposited by such Grantor in the
exact form received, duly indorsed by
such Grantor to the Collateral Agent if
required, in a Collateral Account
maintained under the sole dominion and
control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Lenders only as provided in subsection , and (2) until so turned over, shall be held by such Grantor in trust for the Collateral
Agent, segregated from other funds of
such Grantor.

     (b)  Each such deposit of Proceeds
of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c)  At the Collateral Agent's
request, each Grantor shall deliver to
the Collateral Agent all original and
other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

     5.4  Representations and
Warranties.  (a)  None of the obligors
on any Receivables is a Governmental
Authority.

     (b)  The amounts represented by
each Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

     5.5  Covenants.  (a)  Other than in
the ordinary course of business
consistent with its past practice, each
Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable, (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof or (vi) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Receivable (other than any right of termination).

     (b)  Each Grantor will deliver to
the Collateral Agent a copy of each
material demand, notice or document
received by it that questions the
validity or enforceability of more than
5% of the aggregate amount of the then
outstanding Receivables.

     6.   Remedies.

     6.1  Notice to Obligors and
Contract Parties.  Upon the request of
the Collateral Agent at any time after
the occurrence and during the
continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Collateral
Agent.

     6.2  Proceeds to be Turned Over To
Collateral Agent.  In addition to the
rights of the Collateral Agent and the
Lenders specified in subsection  with
respect to payments of Receivables, if
an Event of Default shall occur and be
continuing all Proceeds received by any
Grantor consisting of cash, checks and
other near-cash items shall be held by
such Grantor in trust for the Collateral
Agent and the Lenders, segregated from
other funds of such Grantor, and shall,
forthwith upon receipt by such Grantor,
be turned over to the Collateral Agent
in the exact form received by such
Grantor (duly indorsed by such Grantor
to the Collateral Agent, if required)
and held by the Collateral Agent in a
Collateral Account maintained under the
sole dominion and control of the
Collateral Agent.  All Proceeds while
held by the Collateral Agent in a
Collateral Account (or by any Grantor in
trust for the Collateral Agent) shall
continue to be held as collateral
security for all the Obligations and
shall not constitute payment thereof
until applied as provided in subsection
 .

     6.3  Application of Proceeds.  At
such intervals as may be agreed upon by
the Grantors and the Collateral Agent,
or, if an Event of Default shall have
occurred and be continuing, at any time
at the Collateral Agent's election, the
Collateral Agent may apply all or any
part of Proceeds held in any Collateral
Account in payment of the Obligations in such order as the Collateral Agent may elect, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Grantors or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the
Obligations shall have been paid in full and the Commitments shall have expired or otherwise been terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

     6.4  Code Remedies.  If an Event of
Default shall occur and be continuing,
the Collateral Agent, on behalf of the
Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the
Obligations, all rights and remedies of
a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantors or any other Person
(all and each of which demands,
defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The
Collateral Agent or any Lender shall
have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantors, which right or equity is hereby waived or released. Each Grantor further agrees, at the Collateral
Agent's request, to assemble the
Collateral and make it available to the
Collateral Agent at places which the
Collateral Agent shall reasonably
select, whether at such Grantor's
premises or elsewhere.  The Collateral
Agent shall apply the net proceeds of
any action taken by it pursuant to this
subsection, after deducting all
reasonable costs and expenses of every
kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral
Agent of any other amount required by
any provision of law, including, without limitation, Section 9-504(1)(c) of the
Code, need the Collateral Agent account
for the surplus, if any, to the
Grantors.  To the extent permitted by
applicable law, each Grantor waives all
claims, damages and demands it may
acquire against the Collateral Agent or
any Lender arising out of the exercise
by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     7.  Collateral Agent's Appointment
as Attorney-in-Fact; Collateral Agent's
Performance of Such Grantors'
Obligations.

     7.1  Powers.  Each Grantor hereby
irrevocably constitutes and appoints the
Collateral Agent and any officer or
agent thereof, with full power of
substitution, as its true and lawful
attorney-in-fact with full irrevocable
power and authority in the place and
stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this
Agreement, and, without limiting the
generality of the foregoing, such
Grantor hereby gives the Collateral
Agent the power and right, on behalf of
such Grantor, without notice to or
assent by such Grantor, to do any or all of the following:

     (a)  in the name of such Grantor or
its own name, or otherwise, take
possession of and indorse and collect
any checks, drafts, notes, acceptances
or other instruments for the payment of
moneys due under any Receivable or with
respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

     (b)  pay or discharge taxes and
Liens levied or placed on or threatened
against the Collateral, effect any
repairs or any insurance called for by
the terms of this Agreement and pay all
or any part of the premiums therefor and the costs thereof;

     (c)  execute, in connection with
any sale provided for in subsection ,
any indorsements, assignments or other
instruments of conveyance or transfer
with respect to the Collateral; and

     (d)  (1) direct any party liable
for any payment under any of the
Collateral to make payment of any and
all moneys due or to become due
thereunder directly to the Collateral
Agent or as the Collateral Agent shall
direct; (2) ask or demand for, collect,
receive payment of and receipt for, any
and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Grantors with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral
Agent were the absolute owner thereof
for all purposes, and do, at the
Collateral Agent's option and the
Grantors' expense, at any time, or from
time to time, all acts and things which
the Collateral Agent deems necessary to
protect, preserve or realize upon the
Collateral and the Collateral Agent's
and the Lenders' security interests
therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

     Anything in this subsection to the
contrary notwithstanding, the Collateral
Agent agrees that it will not exercise
any rights under the power of attorney
provided for in this subsection unless
an Event of Default shall have occurred
and be continuing.

     7.2  Performance by Collateral
Agent of Grantors' Obligations.  If any
Grantor fails to perform or comply with
any of its agreements contained herein,
the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     7.3  Grantors' Reimbursement
Obligation.  The expenses of the
Collateral Agent incurred in connection
with actions undertaken as provided in
this Section, together with interest
thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by any Grantor, shall be payable by the Grantors to the Collateral Agent on demand.

     7.4  Ratification; Power Coupled
With An Interest.  Each Grantor hereby
ratifies all that said attorneys shall
lawfully do or cause to be done by
virtue hereof.  All powers,
authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     8.  Duty of Collateral Agent.  The
Collateral Agent sole duty with respect
to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral
Agent deals with similar property for
its own account.  Neither the Collateral
Agent, any Lender nor any of their
respective officers, directors,
employees or agents shall be liable for
failure to demand, collect or realize
upon any of the Collateral or for any
delay in doing so or shall be under any
obligation to sell or otherwise dispose
of any Collateral upon the request of
any Grantor or any other Person or to
take any other action whatsoever with
regard to the Collateral or any part
thereof.  The powers conferred on the
Collateral Agent hereunder are solely to protect the Collateral Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Lender to exercise any such powers. The
Collateral Agent and the Lenders shall
be accountable only for amounts that
they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     9.  Execution of Financing
Statements.  Pursuant to Section 9-402
of the Code, each Grantor authorizes the Collateral Agent to file financing statements with respect to the
Collateral without the signature of such Grantor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement.
A carbon, photographic or other
reproduction of this Agreement shall be
sufficient as a financing statement for
filing in any jurisdiction.

     10.  Authority of Collateral Agent.
Each Grantor acknowledges that the
rights and responsibilities of the
Collateral Agent under this Agreement
with respect to any action taken by the
Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantors shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

     11.  Notices.  All notices,
requests and demands to or upon the
Collateral Agent or any Grantor
hereunder shall be effected in the
manner provided for in subsection 9.2 of the Credit Agreement.

     12.  Severability.  Any provision
of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.  Amendments in Writing; No
Waiver; Cumulative Remedies.

     13.1  Amendments in Writing.  None
of the terms or provisions of this
Agreement may be waived, amended,
supplemented or otherwise modified
except by a written instrument executed
by each Grantor and each Lender,
provided that any provision of this
Agreement imposing obligations on each
Grantors may be waived by the Lenders in a written instrument executed by the Lenders.

     13.2  No Waiver by Course of
Conduct.  Neither the Collateral Agent
nor any Lender shall by any act (except
by a written instrument pursuant to
subsection ), delay, indulgence,
omission or otherwise be deemed to have
waived any right or remedy hereunder or
to have acquiesced in any Default or
Event of Default.  No failure to
exercise, nor any delay in exercising,
on the part of the Collateral Agent or
any Lender, any right, power or
privilege hereunder shall operate as a
waiver thereof.  No single or partial
exercise of any right, power or
privilege hereunder shall preclude any
other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral
Agent or any Lender of any right or
remedy hereunder on any one occasion
shall not be construed as a bar to any
right or remedy which the Collateral
Agent or such Lender would otherwise
have on any future occasion.

     13.3  Remedies Cumulative.  The
rights and remedies herein provided are
cumulative, may be exercised singly or
concurrently and are not exclusive of
any other rights or remedies provided by law.

     14.  Section Headings.  The Section
and subsection headings used in this
Agreement are for convenience of
reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     15.  Successors and Assigns.  This
Agreement shall be binding upon the
successors and assigns of the Grantors
and shall inure to the benefit of the
Collateral Agent and the Lenders and
their successors and assigns.

     16.  Governing Law.  This Agreement
shall be governed by, and construed and
interpreted in accordance with, the law
of the State of New York.
     IN WITNESS WHEREOF, the each of the
undersigned has caused this Security
Agreement to be duly executed and
delivered as of the date first above
written.


STANDARD MICROSYSTEMS
CORPORATION (ASIA)


By ---------------

Title -------------

Address for Notices: -----------------

FAX: --------------

SMC FRANCE, INC.


By ---------------

Title -------------

Address for Notices: -----------------

Fax: --------------


SMC SINGAPORE, INC.


By ---------------

Title -------------

Address for Notices: ----------------

Fax: --------------



SMC NORTH AMERICA, INC.


By ---------------

Title -------------

Address for Notices: -----------------

Fax: --------------

SMC MASSACHUSETTS, INC.


By ---------------

Title -------------

Address for Notices: -----------------

Fax: --------------




Schedule 3.2 FILINGS AND OTHER ACTIONS
                REQUIRED TO PERFECT SECURITY INTERESTS


Uniform Commercial Code Filings


[List each office where a financing
statement is to be filed]1


Other Actions


[Describe other actions to be taken]

Schedule 3.3    INVENTORY


Item

Location

Schedule 5.4

GOVERNMENTAL AUTHORITY OBLIGORS

1Note that perfection of security
interests in patents and trademarks
requires filings under the UCC in the
jurisdictions where filings would be
made for general intangibles.




AMENDED AND RESTATED CREDIT AGREEMENT,
dated as of May 23, 1997, among STANDARD
MICROSYSTEMS CORPORATION, a Delaware
corporation (the "Borrower"), the
several banks and other financial
institutions from time to time parties
to this Agreement (collectively, the
"Lenders"; individually, a "Lender") and
THE CHASE MANHATTAN BANK, as collateral
agent for the Lenders hereunder (in such capacity, the "Collateral Agent").


W I T N E S S E T H :


          WHEREAS, the Borrower and the
Lenders are parties to the Credit
Agreement, dated as of January 13, 1995
(as amended prior to the date hereof,
the "Existing Credit Agreement");

          WHEREAS, the Borrower has
requested that the Existing Credit
Agreement be amended and restated as set forth herein; and

          WHEREAS, the Lenders are
willing to so amend and restate the
Existing Credit  Agreement, but only on
the terms and subject to the conditions
set forth herein;

          NOW, THEREFORE, in
consideration of the premises and the
mutual covenants contained herein, the
parties hereto hereby agree that,
subject to the satisfaction of the
conditions set forth in subsection 4.1,
the Existing Credit Agreement shall be
amended and restated in its entirety as
follows:


SECTION 1.  DEFINITIONS

          1.1  Defined Terms.  As used
in this Agreement, the following terms
shall have the following meanings:

     "ABR":  for any day with respect to
any ABR Loan made by any Lender, a rate
per annum (rounded upwards, if
necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate of such Lender in effect on such day and
(b) the Federal Funds Effective Rate
determined by such Lender as in effect
on such day plus 1/2 of 1%.  For
purposes hereof:  "Prime Rate" shall
mean the rate of interest per annum
publicly announced from time to time by
the relevant Lender as its prime rate in effect at its principal office (the
Prime Rate not being intended to be the
lowest rate of interest charged by such
Lender in connection with extensions of
credit to debtors); and "Federal Funds
Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve
System arranged by federal funds
brokers, as published on the next
succeeding Business Day by the Federal
Reserve Bank of NewEYork, or, if such
rate is not so published for any day
which is a Business Day, the average of
the quotations for such day of such
transactions received by the relevant
Lender from three federal funds brokers
of recognized standing selected by it.
Any change in the ABR due to a change in the Prime Rate or the Federal Funds
Effective Rate shall be effective as of
the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

     "ABR Loans":  Loans the rate of
interest applicable to which is based
upon the ABR.

     "Accounts":  as to any Person, at
the date of determination thereof, any
right to payment for goods sold or
leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper (as each such term is defined in the Uniform
Commercial Code in effect in the State
of New York on such date of
determination) and whether or not it has been earned by performance at such time.

     "Adjustment Date":  each date which
is five Business Days after delivery of
(a) financial statements pursuant to
subsection 5.1(a) or 5.1(b), as the case may be, and (b) the certificate required to be delivered in connection with such financial statements pursuant to subsection 5.3(b).

     "Affiliate":  as to any Person, any
other Person (other than a Subsidiary)
which, directly or indirectly, is in
control of, is controlled by, or is
under common control with, such Person.
For purposes of this definition,
"control" of a Person means the power,
directly or indirectly, either to (a)
vote 10% or more of the securities
having ordinary voting power for the
election of directors of such Person or
(b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Agreement":  this Amended and
Restated Credit Agreement, as amended,
supplemented or otherwise modified from
time to time.

     "Applicable Margin":  with respect
to any Eurodollar Loan, 2.25%; provided
that the Applicable Margin for
Eurodollar Loans shall be adjusted as
necessary on each Adjustment Date to be
equal to the Applicable Margin set forth
below opposite the range of Consolidated
EBITDA within which the Consolidated
EBITDA for the period of four
consecutive fiscal quarters ending on
the last day of the period covered by
the financial statements relating to
such Adjustment Date falls:
Consolidated EBITDA Range
Applicable Margin
Less than $10,000,000
2.25%
Greater than or equal to $10,000,000 but
less than $15,000,000
1.75%
Greater than or equal to $15,000,000 but
less than $20,000,000
1.50%
Greater than or equal to $20,000,000 but
less than $25,000,000
1.25%
Greater than or equal to $25,000,000
0.625%

     "Assignee":  as defined in
subsection 9.6(c).

     "Available Commitment":  as to any
Lender at any time, an amount equal to
the excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Loans made by such Lender then outstanding.

     "Board of Governors":  the Board of
Governors of the Federal Reserve System
or any Governmental Authority which
succeeds to the powers and functions
thereof.

     "Borrower Security Agreement":  the
Security Agreement to be made by the
Borrower, substantially in the form of
Exhibit B, as the same may be amended,
supplemented or otherwise modified from
time to time.

     "Borrowing Date":  any Business Day
specified in a notice pursuant to
subsection 2.2 as a date on which the
Borrower requests the Lenders to make
Loans hereunder.

     "Business":  as defined in
subsection 3.17.

     "Business Day":  a day other than a
Saturday, Sunday or other day on which
commercial banks in New York City are
authorized or required by law to close.

     "Capital Stock":  any and all
shares, interests, participations or
other equivalents (however designated)
of capital stock of a corporation, any
and all equivalent ownership interests
in a Person (other than a corporation)
and any and all warrants or options to
purchase any of the foregoing.

     "Chase":  The Chase Manhattan Bank,
a New York banking corporation.

     "Code":  the Internal Revenue Code
of 1986, as amended from time to time.

     "Commitment":  as to any Lender,
the obligation of such Lender to make
Loans to the Borrower hereunder in an
aggregate principal amount at any one
time outstanding not to exceed the
amount set forth opposite such Lender's
name on Schedule 1.1(a), as such amount
may be reduced from time to time in
accordance with the provisions of this
Agreement.

     "Commitment Percentage":  as to any
Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments
(or, at any time after the Commitments
shall have expired or terminated, the
percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of the Loans of all the Lenders then outstanding).

     "Commitment Period":  the period
from and including the date hereof to
but not including the Termination Date
or such earlier date on which the
Commitments shall terminate as provided
herein.

     "Commonly Controlled Entity":  an
entity, whether or not incorporated,
which is under common control with the
Borrower within the meaning of Section
4001 of ERISA or is part of a group
which includes the Borrower and which is treated as a single employer under
Section 414 of the Code.

     "Consolidated Current Liabilities":
at any date of determination, all
liabilities of the Borrower and its
Subsidiaries which, in accordance with
GAAP, would be classified on a
consolidated balance sheet of the
Borrower and its Subsidiaries as current liabilities and, including, in any event, the Loans.

     "Consolidated EBITDA":  for any
period, the Consolidated Net Income for
such period, plus, to the extent
deducted in determining such
Consolidated Net Income, (i) interest
expense, (ii) depreciation, (iii)
amortization, (iv) all Federal, state,
local and foreign income taxes and (v)
all other non-cash expenses, minus, to
the extent added in determining such
Consolidated Net Income, any non-cash
income or non-cash gains, all as
determined on a consolidated basis in
accordance with GAAP.

     "Consolidated Funded Debt":  at any
date of determination thereof, all
Indebtedness of the Borrower and its
Subsidiaries, determined on a
consolidated basis in accordance with
GAAP, which by its terms matures more
than one year after such date of
determination (including the current
portion of any such Indebtedness) and
any such Indebtedness maturing within
one year after such date of
determination which is renewable or
extendable at the option of the obligor
to a date more than one year from such
date of determination and, including, in any event, the Loans.

     "Consolidated Net Income":  for any
period, the net income of the Borrower
and its Subsidiaries for such period,
determined on a consolidated basis in
accordance with GAAP but excluding from
the determination thereof (without
duplication) any extraordinary gains.
If Consolidated Net Income is less than
zero for any period, Consolidated Net
Income may be referred to as a
"Consolidated Net Loss" for such period.

     "Consolidated Net Worth":   at any
date of determination thereof, all items which would, in accordance with GAAP, be included under shareholders' equity on a consolidated balance sheet of the
Borrower and its Subsidiaries at such
date of determination.

     "Consolidated Quick Assets":   at
any date of determination thereof, all
cash, cash equivalents and accounts
receivable of the Borrower and its
Subsidiaries at such date of
determination, determined in accordance
with GAAP and set forth on the then most recent consolidated balance sheet of the Borrower and its Subsidiaries.

     "Consolidated Tangible Net Worth":
at any date of determination thereof,
Consolidated Net Worth at such date of
determination, minus (a) any surplus
resulting from the write-up of assets
subsequent to August 31, 1994, (b)
goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets, (c) patents, trademarks, copyrights, (d) leasehold improvements not recoverable at the expiration of a lease and (e) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

     "Consolidated Total Unsubordinated
Liabilities":  at any date of
determination thereof, all items which
would, in accordance with GAAP be
included on a consolidated balance sheet of the Borrower and its Subsidiaries as liabilities, excluding Subordinated Debt and any minority interests in
Subsidiaries owned by Persons other than the Borrower or any of its Subsidiaries.

     "Contractual Obligation":  as to
any Person, any provision of any
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Core Assets":  on any date of
determination thereof, the sum of (i)
80% of the aggregate amount of all
Eligible Accounts of the Borrower and
its Domestic Subsidiaries on such date
of determination and (ii) the lesser of
(a) 25% of the aggregate amount of raw
materials and finished goods of the
Borrower and its Domestic Subsidiaries
on such date of determination and (b)
$5,000,000.

          "Default":  any of the events
specified in SectionE7, whether or not
any requirement for the giving of
notice, the lapse of time, or both, or
any other condition, has been satisfied.

     "Dollars" and "$":  dollars in
lawful currency of the United States of
America.

     "Domestic Subsidiary":  any
Subsidiary which is not a Foreign
Subsidiary.

     "Effective Date":  the date on
which the conditions precedent set forth in subsection 4.1 shall be satisfied.

     "Eligible Accounts":  as to any
Person, on any date of determination
thereof, the total outstanding balance
of Accounts of such Person which have
been invoiced by such Person as of such
date of determination and which have not been past due for more than 90 days after the payment dates specified in the invoices related to such Accounts.

     "Environmental Laws":  any and all
foreign, Federal, state, local or
municipal laws, rules, orders,
regulations, statutes, ordinances,
codes, decrees, requirements of any
Governmental Authority or other
Requirements of Law (including common
law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

     "ERISA":  the Employee Retirement
Income Security Act of 1974, as amended
from time to time.

     "Eurocurrency Reserve
Requirements":  for any day as applied
to a Eurodollar Loan, the aggregate
(without duplication) of the rates
(expressed as a decimal fraction) of
reserve requirements in effect on such
day (including, without limitation,
basic, supplemental, marginal and
emergency reserves under any regulations of the Board of Governors or other
Governmental Authority having
jurisdiction with respect thereto)
dealing with reserve requirements
prescribed for eurocurrency funding
(currently referred to as "Eurocurrency
Liabilities" in Regulation D of the
Board of Governors) maintained by a
member bank of the Federal Reserve
System.

     "Eurodollar Base Rate":  with
respect to each day during each Interest
Period pertaining to a Eurodollar Loan
made by any Lender, the rate per annum
equal to the rate at which such Lender
is offered Dollar deposits at or about
10:00 A.M., New York City time, two
Business Days prior to the beginning of
such Interest Period in the interbank
eurodollar market where the eurodollar
and foreign currency and exchange
operations in respect of such Lender's
Eurodollar Loans are then being
conducted for delivery on the first day
of such Interest Period for the number
of days comprised therein and in an
amount comparable to the amount of such
Lender's Eurodollar Loan to be
outstanding during such Interest Period.

     "Eurodollar Loans":  Loans the rate
of interest applicable to which is based upon the Eurodollar Rate.

     "Eurodollar Rate":  with respect to
each day during each Interest Period
pertaining to a Eurodollar Loan, a rate
per annum determined for such day in
accordance with the following formula
(rounded upward to the nearest 1/100th
ofE1%):


Eurodollar Base Rate
                  1.00 - Eurocurrency
Reserve Requirements

     "Event of Default":  any of the
events specified in Section 7, provided
that any requirement for the giving of
notice, the lapse of time, or both, or
any other condition, has been satisfied.

     "Financing Lease":  any lease of
property, real or personal, the
obligations of the lessee in respect of
which are required in accordance with
GAAP to be capitalized on a balance
sheet of the lessee.
     "Fleet":  Fleet Bank N.A., a
national banking association.

     "Foreign Subsidiary":  any
Subsidiary that is organized or
incorporated under the laws of any
jurisdiction outside the United States
of America.

     "GAAP":  generally accepted
accounting principles and practices in
the United States of America as in
effect from time to time set forth in
the opinions and pronouncements of the
Accounting Principles Board and the
American Institute of Certified Public
Accountants acting through the Financial
Accounting Standards Board or through
other appropriate boards or committees
thereof or in such other statements by
such other entity as may be in general
use by significant segments of the
accounting profession and which are
consistently applied for all periods so
as to properly reflect the financial
condition, operations and cash flows of
the Borrower and its Subsidiaries.

     "Governmental Authority":  any
nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantee Obligation":  as to any
Person (the "guaranteeing person"), any
obligation of (a) the guaranteeing
person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person
(the "primary obligor") in any manner,
whether directly or indirectly,
including, without limitation, any
obligation of the guaranteeing person,
whether or not contingent, (i) to
purchase any such primary obligation or
any property constituting direct or
indirect security therefor, (ii) to
advance or supply funds (1) for the
purchase or payment of any such primary
obligation or (2) to maintain working
capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof;
provided, however, that the term
Guarantee Obligation shall not include
endorsements of instruments for deposit
or collection in the ordinary course of
business.  The amount of any Guarantee
Obligation of any guaranteeing person
shall be deemed to be the lower of (a)
an amount equal to the stated or
determinable amount of the primary
obligation in respect of which such
Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee
Obligation shall be such guaranteeing
person's maximum reasonably anticipated
liability in respect thereof as
determined by the Borrower in good
faith.
     "Guarantor":  any Person delivering
a Guarantee pursuant to this Agreement.

          "Indebtedness":  of any Person
at any date, (a) all indebtedness of
such Person for borrowed money or for
the deferred purchase price of property
or services (other than current trade
liabilities and accrued expenses
incurred in the ordinary course of
business and payable in accordance with
customary practices), (b) any other
indebtedness of such Person which is
evidenced by a note, bond, debenture or
similar instrument, (c) all obligations
of such Person under Financing Leases,
(d) all obligations of such Person in
respect of acceptances issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person if such Person has not assumed or otherwise become liable for the payment thereof.

     "Initial Closing Date":  the
"Closing Date" under the Existing Credit
Agreement.

     "Insolvency":  with respect to any
Multiemployer Plan, the condition that
such Plan is insolvent within the
meaning of Section 4245 of ERISA.

     "Insolvent":  pertaining to a
condition of Insolvency.

     "Interest Payment Date":  as to any
Loan, the last Business Day of each
month during which such Loan is
outstanding.

     "Interest Period":  with respect to
any Eurodollar Loan:

          (i)   initially, the period
commencing on the borrowing or
conversion date, as the case may be,
with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

          (ii)   thereafter, each period
commencing on the last day of the next
preceding Interest Period applicable to
such Eurodollar Loan and ending one,
two, three or six months thereafter, as
selected by the Borrower by irrevocable
notice to the Lenders no later than
12:00EP.M. Noon, New York City time,
three Business Days prior to the last
day of the then current Interest Period
with respect thereto;

provided that, all of the foregoing
provisions relating to Interest Periods
are subject to the following:

     (1)  if any Interest Period would
otherwise end on a day that is not a
Business Day, such Interest Period shall be extended to the next succeeding
Business Day unless the result of such
extension would be to carry such
Interest Period into another calendar
month in which event such Interest
Period shall end on the immediately
preceding Business Day;

     (2) any Interest Period that would
otherwise extend beyond the Termination
Date shall end on the Termination Date;

     (3) any Interest Period that begins
on the last Business Day of a calendar
month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last
Business Day of a calendar month; and

     (4) the Borrower shall select
Interest Periods so as not to require a
payment or prepayment of any Eurodollar
Loan during an Interest Period for such
Eurodollar Loan.

     "Interest Rate Protection
Agreements":  as to any Person, all
interest rate swaps, caps or collar
agreements or similar arrangements
entered into by such Person providing
for protection against fluctuations in
interest rates or currency exchange
rates or the exchange of nominal
interest obligations, either generally
or under specific contingencies.

     "Inventory Turnover Ratio":   at
any date of determination thereof, the
ratio of (a) the aggregate amount of
"cost of goods sold" expensed during the then most recently completed period of four consecutive fiscal quarters to (b) the aggregate amount of inventory of the Borrower and its Subsidiaries as set forth on the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such period.

     "Investments":  as defined in
subsection 6.9.

          "Lien":  any mortgage, pledge,
hypothecation, assignment, deposit
arrangement, encumbrance, lien
(statutory or other), charge or other
security interest or any preference,
priority or other security agreement or
preferential arrangement of any kind or
nature whatsoever (including, without
limitation, any conditional sale or
other title retention agreement and any
Financing Lease having substantially the same economic effect as any of the foregoing).

     "Loan Documents":  this Agreement,
any Notes,Ethe Subsidiaries Guarantee
and the Security Agreements.

     "Loan Parties":  the Borrower and
each Domestic Subsidiary.

     "Loans":  as defined in subsection
2.1.

     "Material Adverse Effect":  a
material adverse effect on (a) the
business, operations, property,
condition (financial or otherwise) or
prospects of the Borrower and its
Subsidiaries taken as a whole or (b)Ethe validity or enforceability of this or any of the other Loan Documents or the rights or remedies of any Lender hereunder or thereunder.

     "Materials of Environmental
Concern":  any gasoline or petroleum
(including crude oil or any fraction
thereof) or petroleum products or any
hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

     "Material Subsidiary":  at any
time, any Subsidiary (a) the Total
Assets of which exceed 5% of the Total
Assets of the Borrower and its
Subsidiaries at such time and (b) the
Total Revenues of which for the then
most recently completed fiscal quarter
exceed 5% of the Total Revenues of the
Borrower and its Subsidiaries for such
fiscal quarter.

     "Multiemployer Plan":  a Plan which
is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

     "Non-Excluded Taxes":  as defined
in subsection 2.14(a).

     "Notes":  as defined in subsection
2.5(d).

     "Participant":  as defined in
subsection 9.6(b).

     "PBGC":  the Pension Benefit
Guaranty Corporation established
pursuant to Subtitle A of Title IV of
ERISA.

     "Permitted Investments":  (a)
securities issued or directly and fully
guaranteed or insured by the United
States Government or any agency or
instrumentality thereof having
maturities of not more than one year
from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit, having maturities of not more than one year from the date of acquisition thereof, of any Lender or of any domestic commercial bank which has a capital and surplus of at least $1,000,000,000, (c)Ecommercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's
Ratings Group or P-1 or the equivalent
thereof by Moody's Investors Service,
Inc. and in either case maturing within
one year after the date of acquisition,
(d) securities issued by money-market
funds with assets of $2,500,000,000 or
more, (e) tax-exempt debt securities,
having maturities of not more than one
year from the date of acquisition
thereof, issued by any Person organized
under the laws of any State of the
United States or of the District of
Columbia, which securities are rated A
or better by Standard and Poor's Ratings
Group or a or better by Moody's
Investors Service, Inc, (f) preferred
stock, having maturities of not more
than one year from the date of
acquisition thereof, issued by closed
end municipal bond funds which are rated
AAA by Standard & Poor's Ratings Group
and Aaa by Moody's Investors Services,
Inc., (g) repurchase obligations with a
term of not more than seven days for
underlying securities of the type
described in clause (a), (h) equity
securities issued by any Person
organized under the laws of any State of the United States or of the District of Columbia with an aggregate purchase price not to exceed $1,000,000 at any time, which equity securities have been registered under the Securities Act of 1933 or the Securities Exchange Act of
1934 and are traded on a stock exchange
or the National Association of
Securities Dealers, Inc. National Market
System and (i) equity securities of
Mosaid Limited owned by the Borrower on
the date hereof.

          "Person":  an individual,
partnership, corporation, limited
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental
Authority or other entity of whatever
nature.

     "Plan":  at a particular time, any
employee benefit plan which is covered
by ERISA and in respect of which the
Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Properties":  as defined in
subsection 3.17.

     "Regulation U":  Regulation U of
the Board of Governors as in effect from time to time.

     "Reorganization":  with respect to
any Multiemployer Plan, the condition
that such plan is in reorganization
within the meaning of Section 4241 of
ERISA.

     "Reportable Event":  any of the
events set forth in Section 4043(b) of
ERISA, other than those events as to
which the thirty day notice period is
waived under subsections .13, .14, .16,
 .18, .19 or .20 of PBGC Reg.  2615.

     "Required Lenders":  at any time,
Lenders the Commitment Percentages of
which aggregate more than 75%.

     "Requirement of Law":  as to any
Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer":  the chief
executive officer and the president of
the Borrower or, with respect to
financial matters, the chief financial
officer of the Borrower.

     "Security Agreements":
collectively, Borrower Security
Agreement and the Subsidiaries Security
Agreement.

     "Single Employer Plan":  any Plan
which is covered by Title IV of ERISA,
but which is not a Multiemployer Plan.

     "Subordinated Debt":  any unsecured
Indebtedness of the Borrower or any of
its Subsidiaries:  no part of the
principal of which is required to be
paid (whether by way of mandatory
sinking fund, mandatory redemption,
mandatory prepayment or otherwise) prior to the Termination Date; the payment of the principal of and interest on which and other obligations of the Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Loans and all other obligations and liabilities of the
Borrower to and the Lenders hereunder on terms and conditions approved in writing by the Required Lenders; and all other terms and conditions of which are satisfactory in form and substance to the Required Lenders (as evidenced by their prior written approval thereof).

     "Subsidiaries Guarantee":  the
Amended and Restated Guarantee to be
executed by all the Domestic
Subsidiaries, substantially in the form
of Exhibit A, as the same may be
amended, supplemented or otherwise
modified from time to time.

     "Subsidiaries Security Agreement":
the Security Agreement to be executed by all the Domestic Subsidiaries, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary":  as to any
Person, a corporation, partnership or
other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
Unless otherwise qualified, all
references to a "Subsidiary" or to
"Subsidiaries" in this Agreement shall
refer to a Subsidiary or Subsidiaries of the Borrower.

     "Supplier Contract":  collectively,
(a) the Consignment Agreement, dated as
of September 15, 1994 (SMC Contract No.
165-GWH), between the Borrower and AT&T
Corp. and (b) the Integrated Circuit
Supply Agreement (SMC Contract No. 166-
GWH), dated September 15, 1994, between
the Borrower and AT&T Corp.

     "Termination Date":  July 31, 1998;
provided that, if the Borrower defaults
in its obligations under subsection 5.2, the "Termination Date" shall be permanently changed to January 13, 1998.

     "Total Assets":  as to any Person
at any date of determination, the total
assets of such Person and its
Subsidiaries at such date of
determination as determined on a
consolidated basis in accordance with
GAAP, excluding assets attributable to
any minority interests in Subsidiaries
owned by Persons other than such Person
or any of its Subsidiaries.

     "Total Revenues":  as to any Person
for any period, the total revenues of
such Person and its Subsidiaries for
such period as determined on a
consolidated basis in accordance with
GAAP excluding revenues attributable to
any minority interests in Subsidiaries
owned by Persons other than such Person
or any of its Subsidiaries.

     "Transferee":  as defined in
subsection 9.6(d).

     "Type":  as to any Loan, its nature
as an ABR Loan or a Eurodollar Loan.

          1.2  Other Definitional
Provisions.  (a)  Unless otherwise
specified therein, all terms defined in
this Agreement shall have the defined
meanings when used in any Loan Document
or any certificate or other document
made or delivered pursuant hereto.

          (b)  As used herein and in any
Loan Document, and any certificate or
other document made or delivered
pursuant hereto, accounting terms
relating to the Borrower and its
Subsidiaries not defined in subsection
1.1 and accounting terms partly defined
in subsection 1.1, to the extent not
defined, shall have the respective
meanings given to them under GAAP.

          (c)  The words "hereof",
"herein" and "hereunder" and words of
similar import when used in this
Agreement shall refer to this Agreement
as a whole and not to any particular
provision of this Agreement, and
Section, subsection, Schedule and
Exhibit references are to this Agreement unless otherwise specified.

          (d)  The meanings given to
terms defined herein shall be equally
applicable to both the singular and
plural forms of such terms.


SECTION 2.  AMOUNT AND TERMS OF
COMMITMENTS

          2.1  Commitments.  (a)
Subject to the terms and conditions
hereof, each Lender severally agrees to
make revolving credit loans ("Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment. During the
Commitment Period, the Borrower may use
the Commitments by borrowing, prepaying
the Loans in whole or in part, and
reborrowing, all in accordance with the
terms and conditions hereof.

          (b)  The Loans may from time
to time be (i) Eurodollar Loans, (ii)
ABR Loans or (iii)Ea combination
thereof, as determined by the Borrower
and notified to each Lender in
accordance with subsections 2.2 and 2.7, provided that no Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

          2.2  Procedure for Borrowing.
The Borrower may borrow under the
Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give each Lender irrevocable telephonic notice (which notice must be received by each Lender prior to 12:00 P.M. Noon, New York City time and must be promptly confirmed in writing), (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Loans are to be initially Eurodollar Loans or (b) on such Business Day, otherwise, specifying (i) the amount to be borrowed, (ii) the requested Borrowing
Date, (iii) whether the borrowing is to
be of Eurodollar Loans, ABR Loans or a
combination thereof and (iv) if the
borrowing is to be entirely or partly of Eurodollar Loans, the amount of each such Eurodollar Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing from each
Lender under the Commitments shall be in an amount equal to $500,000 or a whole multiple thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Borrower by crediting the account of the Borrower maintained by the Borrower with such Lender.

          2.3  Commitment Fee.  The
Borrower agrees to pay to each Lender a
commitment fee for the period from and
including the first day of the
Commitment Period to the Termination
Date, computed at the rate of 1/4 of 1%
per annum on the average daily amount of the unused Commitment of such Lender during the period for which payment is made, payable monthly in arrears on the last Business Day of each month and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          2.4  Termination or Reduction
of Commitments. The Borrower shall have the right, upon not less than three
Business Days' prior written notice to
each Lender, to terminate the
Commitments or, from time to time, to
reduce the amount of the Commitments.
Any such reduction shall be in a minimum amount of at least $2,000,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the
Commitments then in effect.

          2.5  Repayment of Loans;
Evidence of Debt.  (a)  The Borrower
hereby unconditionally promises to pay
to each Lender the then unpaid principal amount of each Loan made by such Lender on the Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 7). The
Borrower hereby further agrees to pay
interest on the unpaid principal amount
of the Loans from time to time
outstanding from the date hereof until
payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.8.

          (b)  Each Lender shall
maintain in accordance with its usual
practice an account or accounts
evidencing indebtedness of the Borrower
to such Lender resulting from each Loan
made by such Lender from time to time,
including the amounts of principal and
interest payable and paid to such Lender from time to time under this Agreement.

          (c)  The entries made in the
accounts of each Lender maintained
pursuant to subsection 2.5(b) shall, to
the extent permitted by applicable law,
be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender to maintain or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the
Loans made to the Borrower by such
Lender in accordance with the terms of
this Agreement.

          (d)  The Borrower agrees that,
upon the request of any Lender, the
Borrower will execute and deliver to
such Lender a promissory note of the
Borrower evidencing the Loans made by
such Lender, substantially in the form
of Exhibit D (a "Note"), dated the
Effective Date and payable to the order
of such Lender and in a principal amount equal to the lesser of (a) the amount of the then Commitment of such Lender or
(b) the aggregate unpaid principal
amount of all Loans made by such Lender.
Each Lender is hereby authorized to
record the date, Type and amount of each Loan made by such Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same
Type and, in the case of Eurodollar
Loans, the length of each Interest
Period and Eurodollar Rate with respect
thereto, on the schedule annexed to and
constituting a part of its Note or any
continuation thereof, and any such
recordation shall, to the extent
permitted by applicable law, constitute
prima facie evidence of the accuracy of
the information so recorded, provided
that the failure to make any such
recordation or any error therein shall
not affect the obligation of the
Borrower to repay (with applicable
interest) the Loans made to the Borrower in accordance with the terms of this Agreement.

          2.6  Optional Prepayments.
The Borrower may on any Business Day
prepay the Loans, in whole or in part in multiples of $500,000, without premium or penalty (subject to the next succeeding sentence), upon irrevocable notice to each Lender on the date of such prepayment, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR
Loans or a combination thereof, and, if
of a combination thereof, the amount
allocable to each.  If any such notice
is given, the amount specified in such
notice shall be due and payable on the
date specified therein, together with
any amounts payable pursuant to
subsection 2.15.

          2.7  Conversion and
Continuation Options. (a) The Borrower may elect from time to time to convert
Eurodollar Loans to ABR Loans by giving
each Lender at least two Business Days'
prior irrevocable telephonic notice of
such election (which must be promptly
confirmed in writing), provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto.
The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving each Lender at least three
Business Days' prior irrevocable notice
of such election.  Any such notice of
conversion to Eurodollar Loans shall
specify the length of the initial
Interest Period or Interest Periods
therefor.  All or any part of
outstanding Eurodollar Loans and ABR
Loans may be converted as provided
herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Required Lenders have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date.

          (b)  Any Eurodollar Loan may
be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to each Lender, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Eurodollar Loan, provided that no Eurodollar Loan may be continued as such
(i) when any Event of Default has
occurred and is continuing and the
Required Lenders have determined that
such a continuation is not appropriate
or (ii) after the date that is one month prior to the Termination Date and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

          2.8  Interest Rates and
Payment Dates.  (a)  Each Eurodollar
Loan shall bear interest for each day
during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

          (b)  Each ABR Loan shall bear
interest at a rate per annum equal to
the ABR.

          (c)  If all or a portion of
(i) the principal amount of any Loan,
(ii) any interest payable thereon or
(iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the ABR plus 2%, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (d)  Interest shall be payable
in arrears on each Interest Payment Date and on the Termination Date and, (i)Ein the case of a Eurodollar Loan, the last day of each Interest Period for such Eurodollar Loan, and (ii)Ein the case of an ABR Loan, the date of conversion of such ABR Loan into a Eurodollar Loan pursuant to subsectionE2.7, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

          (e)  The Applicable Margin for
each Eurodollar Loan shall be determined on the first day of each Interest Period with respect thereto.

          2.9  Computation of Interest
and Fees.  Commitment fees and interest
shall be calculated on the basis of a
360-day year for the actual days
elapsed.  Any change in the interest
rate on a Loan resulting from a change
in the ABR or the Eurocurrency Reserve
Requirements shall become effective as
of the opening of business on the day on which such change becomes effective.

          2.10  Inability to Determine
Interest Rate.  If prior to the first
day of any Interest Period:

     (a)  any Lender shall have
determined (which determination shall be conclusive and binding upon the
Borrower) that, by reason of
circumstances affecting the relevant
market, adequate and reasonable means do not exist for ascertaining such Lender's
Eurodollar Rate for such Interest
Period, or

     (b)  any Lender shall have
determined that such Lender's Eurodollar
Rate determined or to be determined for
such Interest Period will not adequately and fairly reflect the cost to such Lender (as conclusively certified by such Lender) of making or maintaining its affected Loans during such Interest
Period,

such Lender shall give telecopy or
telephonic notice thereof to the
Borrower as soon as practicable
thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest
Period shall be made as ABR Loans,
(y)Eany Loans that were to have been
converted on the first day of such
Interest Period to Eurodollar Loans
shall be continued as ABR Loans and (z)
any outstanding Eurodollar Loans shall
be converted, on the first day of such
Interest Period, to ABR Loans.  Until
such notice has been withdrawn by such
Lender, no further Eurodollar Loans
shall be made or continued as such by
such Lender, nor shall the Borrower have the right to convert Loans made by such Lender to Eurodollar Loans.

          2.11  Pro Rata Treatment and
Payments.  (a)  Each borrowing by the
Borrower from the Lenders hereunder,
each conversion or continuation of Loans by the Borrower, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective
Commitment Percentages of the Lenders.
Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders.
All payments (including prepayments) to
be made by the Borrower hereunder,
whether on account of principal,
interest, fees or otherwise, shall be
made without set off or counterclaim and shall be made prior to 2:00EP.M., New
York City time, on the due date thereof
to each Lender in immediately available
funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business
Day, and, with respect to payments of
principal, interest thereon shall be
payable at the then applicable rate
during such extension.

          2.12  Illegality.
Notwithstanding any other provision
herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue
Eurodollar Loans as such and convert ABR
Loans to Eurodollar Loans shall
forthwith be cancelled and (b) such
Lender's Loans then outstanding as
Eurodollar Loans, if any, shall be
converted automatically to ABR Loans on
the respective last days of the then
current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection
2.15.

          2.13  Requirements of Law.
(a)  If the adoption of or any change in
any Requirement of Law or in the
interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental
Authority made subsequent to the date
hereof:
          (i)    shall subject any
Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof
(except for Non-Excluded Taxes covered
by subsection 2.14 and changes in the
rate of tax on the overall net income of such Lender);

          (ii)   shall impose, modify or
hold applicable any reserve, special
deposit, compulsory loan or similar
requirement against assets held by,
deposits or other liabilities in or for
the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

          (iii)       shall impose on
such Lender any other condition;

and the result of any of the foregoing
is to increase the cost to such Lender,
by an amount which such Lender deems to
be material, of making, converting into, continuing or maintaining Eurodollar
Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b)  If any Lender shall have
determined that the adoption of or any
change in any Requirement of Law
regarding capital adequacy or in the
interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental
Authority made subsequent to the date
hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c)  If any Lender becomes
entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower shall be conclusive in the absence of manifest error. The
Borrower shall not be obligated to
compensate any Lender pursuant to
subsectionE2.13(b) for amounts accruing
prior to the date which is 180 days
before such Lender notifies the Borrower of its obligation to compensate such Lender for such amounts. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.14  Taxes.  (a)  All
payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental
Authority, excluding net income taxes
and franchise taxes (imposed in lieu of
net income taxes) imposed on any Lender
as a result of a present or former
connection between such Lender and the
jurisdiction of the Governmental
Authority imposing such tax or any
political subdivision or taxing
authority thereof or therein (other than any such connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings
("Non-Excluded Taxes") are required to
be withheld from any amounts payable to
any Lender hereunder or under any Note,
the amounts so payable to such Lender
shall be increased to the extent
necessary to yield to such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-
Excluded Taxes are payable by the
Borrower, as promptly as possible
thereafter the Borrower shall send to
such Lender a certified copy of an
original official receipt received by
the Borrower showing payment thereof.
If the Borrower fails to pay any Non-
Excluded Taxes when due to the
appropriate taxing authority or fails to remit to any Lender the required receipts or other required documentary evidence, the Borrower shall indemnify each Lender for any incremental taxes, interest or penalties that may become payable by such Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b)  Each Lender that is not
incorporated under the laws of the
United States of America or a state
thereof shall:

          (i)    deliver to the Borrower
(A) two duly completed copies of United
States Internal Revenue Service
FormE1001 or 4224, or successor
applicable form, as the case may be, and
(B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

          (ii)   deliver to the Borrower
two further copies of any such form or
certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

          (iii)       obtain such
extensions of time for filing and
complete such forms or certifications as may reasonably be requested by the Borrower;

unless in any such case an event
(including, without limitation, any
change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 9.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          2.15  Indemnity.  The Borrower
agrees to indemnify each Lender and to
hold each Lender harmless from any loss
or expense which such Lender may sustain or incur as a consequence of (a)Edefault by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest
Period with respect thereto.  This
covenant shall survive the termination
of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.16  Change of Lending
Office.  Each Lender agrees that if it
makes any demand for payment under
subsection 2.13 or 2.14(a), or if any
adoption or change of the type described in subsection 2.12 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.13 or 2.14(a), or would eliminate or reduce the effect of any adoption or change described in subsection 2.12.


SECTION 3.  REPRESENTATIONS AND
WARRANTIES

          To induce the Collateral Agent
and the Lenders to enter into this
Agreement and to induce the Lenders to
make Loans under this Agreement, the
Borrower hereby represents and warrants
to each Lender that:

          3.1  Financial Condition.  The
consolidated balance sheet of the
Borrower and its consolidated
Subsidiaries as at February 28, 1997 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Arthur Andersen LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the financial condition of the Borrower and each of its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The consolidating balance sheet of the Borrower and its consolidated
Subsidiaries as at February 28, 1997 and the related consolidating statements of income and of cash flows for the fiscal year ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and each of its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the
Borrower and its consolidated
Subsidiaries as at August 31, 1996 and
November 30, 1996 and the related
unaudited consolidated statements of
income and of cash flows for the six-
month and nine-month periods,
respectively, ended on such dates,
certified by a Responsible Officer,
copies of which have heretofore been
furnished to each Lender, are complete
and correct and present fairly the
consolidated financial condition of the
Borrower and its consolidated
Subsidiaries as at such dates, and the
consolidated results of their operations and their consolidated cash flows for the six-month and nine-month periods then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Except as set forth on
Schedule 3.1(a), neither the Borrower
nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 3.1(a), during the period from February 28, 1997 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property
(including any capital stock of any
other Person) material in relation to
the consolidated financial condition of
the Borrower and its consolidated
Subsidiaries at February 28, 1997.

          3.2  No Change.  (a)  Since
February 28, 1997 or, if later, the date of the most recent audited financial statements delivered to the Lenders pursuant to subsection 5.1(a), there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) during the period from February 28, 1997 to and including the date hereof,Eno dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

          3.3  Corporate Existence;
Compliance with Law.  Each of the
Borrower and its Subsidiaries (a) is
duly organized, validly existing and in
good standing under the laws of the
jurisdiction of its organization, (b)
has the corporate power and authority,
and the legal right, to own and operate
its property, to lease the property it
operates as lessee and to conduct the
business in which it is currently
engaged, (c) is duly qualified as a
foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and
(d) is in compliance with all
Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse
Effect.

          3.4  Corporate Power;
Authorization; Enforceable Obligations.
The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other
Person is required in connection with
the borrowings hereunder or with the
execution, delivery, performance,
validity or enforceability of the Loan
Documents to which the Borrower is a
party.  This Agreement has been, and
each other Loan Document to which it is
a party will be, duly executed and
delivered on behalf of the Borrower.
This Agreement constitutes, and each
other Loan Document to which it is a
party when executed and delivered will
constitute, a legal, valid and binding
obligation of the Borrower enforceable
against the Borrower in accordance with
its terms, except as enforceability may
be limited by applicable bankruptcy,
insolvency, reorganization, moratorium
or similar laws affecting the
enforcement of creditors' rights
generally and by general equitable
principles (whether enforcement is
sought by proceedings in equity or at
law).

          3.5  No Legal Bar.  The
execution, delivery and performance of
the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien, except as contemplated by this Agreement, on any of its or their respective properties or revenues pursuant to any such
Requirement of Law or Contractual
Obligation.

          3.6  No Material Litigation.
Except as set forth on Schedule 3.6, no
litigation, investigation or proceeding
of or before any arbitrator or
Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which could reasonably be expected to have a Material Adverse
Effect.

          3.7  No Default.  Neither the
Borrower nor any of its Subsidiaries is
in default under or with respect to any
of its Contractual Obligations in any
respect which could reasonably be
expected to have a Material Adverse
Effect.  No Default or Event of Default
has occurred and is continuing.

          3.8  Ownership of Property;
Liens.  Each of the Borrower and its
Subsidiaries has good record and
marketable title in fee simple to, or a
valid leasehold interest in, all its
real property, and good title to, or a
valid leasehold interest in, all its
other property, and none of such
property is subject to any Lien except
as permitted by subsection 6.3.

          3.9  Intellectual Property.
The Borrower and each of its
Subsidiaries owns, or is licensed to
use, all trademarks, tradenames,
copyrights, technology, know-how and
processes necessary for the conduct of
its business as currently conducted
except for those the failure to own or
license which could not reasonably be
expected to have a Material Adverse
Effect (the "Intellectual Property").
No claim has been asserted and is
pending by any Person challenging or
questioning the use of any such
Intellectual Property or the validity or effectiveness of any such Intellectual
Property, nor does the Borrower know of
any valid basis for any such claim,
except to the extent such claims,
individually or collectively, could not
reasonably be expected to have a
Material Adverse Effect.  The use of
such Intellectual Property by the
Borrower and its Subsidiaries does not
infringe on the rights of any Person,
except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          3.10  No Burdensome
Restrictions.  No Requirement of Law or
Contractual Obligation of the Borrower
or any of its Subsidiaries could
reasonably be expected to have a
Material Adverse Effect.

          3.11  Taxes.  Each of the
Borrower and its Subsidiaries has filed
or caused to be filed all tax returns
which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          3.12  Federal Regulations.  No
part of the proceeds of any Loans will
be used for "purchasing" or "carrying"
any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors as now and from time to time hereafter in effect. If requested by any Lender, the Borrower will furnish to each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said
Regulation G or Regulation U, as the
case may be.

          3.13  ERISA.  Neither a
Reportable Event nor an "accumulated
funding deficiency" (within the meaning
of SectionE412 of the Code or Section
302 of ERISA) has occurred during the
five-year period prior to the date on
which this representation is made or
deemed made with respect to any Plan,
and each Plan has complied in all
material respects with the applicable
provisions of ERISA and the Code.  No
termination of a Single Employer Plan
has occurred, and no Lien in favor of
the PBGC or a Plan has arisen, during
such five-year period.  The present
value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits.
Neither the Borrower nor any Commonly
Controlled Entity has had a complete or
partial withdrawal from any
Multiemployer Plan, and neither the
Borrower nor any Commonly Controlled
Entity would become subject to any
liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all
Multiemployer Plans as of the valuation
date most closely preceding the date on
which this representation is made or
deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          3.14  Investment Company Act;
Other Regulations.  The Borrower is not
an "investment company", or a company
"controlled" by an "investment company", within the meaning of the Investment
Company Act of 1940, as amended.  The
Borrower is not subject to regulation
under any Federal or State statute or
regulation (other than Regulation X of
the Board of Governors) which limits its ability to incur Indebtedness.

          3.15  Subsidiaries.  Schedule
3.15 sets forth a complete list of all
Subsidiaries of the Borrower as of the
date hereof.

          3.16  Purpose of Loans.  The
proceeds of the Loans will be used to
finance capital expenditures and the
ongoing working capital requirements of
the Borrower and its Subsidiaries.

          3.17  Environmental Matters.
Except as set forth on Schedule 3.17:

     (a)  The facilities and properties
owned, leased or operated by the
Borrower or any of its Subsidiaries (the
"Properties") do not contain, and have
not previously contained, any Materials
of Environmental Concern in amounts or
concentrations which (i) constitute or
constituted a violation of, or (ii)
could reasonably be expected to give
rise to liability under, any
Environmental Law except in either case
insofar as such violation or liability,
or any aggregation thereof, is not
reasonably likely to result in a
Material Adverse Effect.

     (b)  The Properties and all
operations at the Properties are in
compliance, and have in the last 5 years been in compliance, in all material respects with all applicable
Environmental Laws, and there is no
contamination at, under or about the
Properties or violation of any
Environmental Law with respect to the
Properties or the business operated by
the Borrower or any of its Subsidiaries
(the "Business") which could materially
interfere with the continued operation
of the Properties or materially impair
the fair saleable value thereof.

     (c)  Neither the Borrower nor any
of its Subsidiaries has received any
notice of violation, alleged violation,
non-compliance, liability or potential
liability regarding environmental
matters or compliance with Environmental
Laws with regard to any of the
Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in a Material Adverse Effect.

     (d)  Materials of Environmental
Concern have not been transported or
disposed of from the Properties in
violation of, or in a manner or to a
location which could reasonably be
expected to give rise to liability
under, any Environmental Law, nor have
any Materials of Environmental Concern
been generated, treated, stored or
disposed of at, on or under any of the
Properties in violation of, or in a
manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

     (e)  No judicial proceeding or
governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any
Environmental Law to which the Borrower
or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

     (f)  There has been no release or
threat of release of Materials of
Environmental Concern at or from the
Properties, or arising from or related
to the operations of the Borrower or any Subsidiary in connection with the
Properties or otherwise in connection
with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

          3.18  Security Agreements.
Upon execution and delivery thereof, the Security Agreements will be effective to create in favor of the Collateral Agent for the ratable benefit of the Lenders, legal, valid and enforceable Liens in the respective collateral described therein and the proceeds thereof, and when financing statements have been filed in the jursidictions listed on
Schedule 3.18 or as contemplated
pursuant to subsection 4.4 of the
Security Agreements, such Liens will
constitute fully perfected, first
priority Liens on all right, title and
interest of the Borrower in such
collateral and the proceeds thereof
superior in right to any other Person
other than Liens permitted pursuant to
subsection 6.3.


SECTION 4.  CONDITIONS PRECEDENT

          4.1  Conditions to
Effectiveness.  This Agreement shall
become effective upon the satisfaction
of the following conditions precedent:

     (a)  Loan Documents.  Each Lender
shall have received (i)Ethis Agreement,
executed and delivered by a duly
authorized officer of the Borrower, (ii) if requested by such Lender, a Note executed and delivered by a duly authorized officer of the Borrower and
(iii) the Subsidiaries Guarantee,
executed and delivered by a duly
authorized officer of each Domestic
Subsidiary.

     (b)  Corporate Proceedings of the
Borrower.  Each Lender shall have
received a copy of the resolutions, in
form and substance satisfactory to such
Lender, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this
Agreement and the other Loan Documents
to which it is a party and (ii) the
borrowings contemplated hereunder,
certified by the Secretary or an
Assistant Secretary of the Borrower as
of the Effective Date, which certificate shall be substantially in the form of Exhibit E and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

     (c)  Borrower Incumbency
Certificate.  Each Lender shall have
received a Certificate of the Borrower,
dated the Effective Date, as to the
incumbency and signature of the officers of the Borrower executing any Loan
Document, satisfactory in form and
substance to such Lender, executed by
the President or any Vice President and
the Secretary or any Assistant Secretary of the Borrower.

     (d)  Corporate Proceedings of
Subsidiaries.  Each Lender shall have
received a copy of the resolutions, in
form and substance satisfactory to such
Lender, of the Board of Directors of
each Domestic Subsidiary of the Borrower which is a party to a Loan Document authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each such Domestic Subsidiary as of the Effective Date, which certificate shall be in form and substance satisfactory to such Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

     (e)  Subsidiary Incumbency
Certificates.  Each Lender shall have
received a certificate of each Domestic
Subsidiary of the Borrower, dated the
Effective Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Loan
Document, satisfactory in form and
substance to such Lender, executed by
the President or any Vice President and
the Secretary or any Assistant Secretary of each such Domestic Subsidiary.

     (f)  Corporate Documents.  Each
Lender shall haveEreceived true and
complete copies of the certificate of
incorporation and by-laws of the
Borrower and each of its Subsidiaries
certified as of the Effective Date as
complete and correct copies thereof by
the Secretary or an Assistant Secretary
of the Borrower and each of its
Subsidiaries.

     (g)  Fees.  Each Lender shall have
received a closing fee of $12,500 on or
prior to the Effective Date.

     (h)  Legal Opinions.  Each Lender
shall have received the executed legal
opinion of Loeb & Loeb LLP, counsel to
the Borrower, substantially in the form
of Exhibit F.  Such legal opinion shall
cover such other matters incident to the transactions contemplated by this
Agreement as any Lender may reasonably
require.

     (i)  Lien Searches.  Each Lender
shall have received the results of a
recent search by a Person satisfactory
to such Lender, of the Uniform
Commercial Code, judgment and tax lien
filings which may have been filed with
respect to personal property of the
Borrower, and the results of such search shall be satisfactory to such Lender.

          4.2  Conditions to Each Loan.
The agreement of each Lender to make any Loan requested to be made by it on any date (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

     (a)  Representations and
Warranties. Each of the representations and warranties made by the Borrower and its Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

     (b)  No Default.  No Default or
Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

     (c)  Additional Matters.  All
corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this
Agreement and the other Loan Documents
shall be satisfactory in form and
substance to such Lender, and such
Lender shall have received such other
documents and legal opinions in respect
of any aspect or consequence of the
transactions contemplated hereby or
thereby as it shall reasonably request.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.


SECTION 5.  AFFIRMATIVE COVENANTS

          The Borrower hereby agrees
that, so long as the Commitments remain
in effect or any amount is owing to any
Lender hereunder or under any other Loan
Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices and subsection 5.12) shall cause each of its Subsidiaries to:

5.1  Financial Statements.  Furnish to
each Lender:

     (a)  as soon as available, but in
any event within 90Edays after the end
of each fiscal year of the Borrower, a
copy of (i) the consolidated balance
sheet of the Borrower and its
consolidated Subsidiaries as at the end
of such year and the related
consolidated statements of income and
retained earnings and of cash flows for
such year, setting forth in each case in comparative form the figures for the previous year, reported on without qualification by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing satisfactory to the Required
Lenders and (ii) the consolidating
balance sheet of the Borrower and its
consolidated Subsidiaries as at the end
of such year and the related
consolidating statements of income and
retained earnings and of cash flows for
such year, setting forth in each case in comparative form the figures for the previous year, certified by a
Responsible Officer as being fairly
stated in all material respects; and

     (b)  as soon as available, but in
any event not later than 45 days after
the end of each of the first three
quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a
Responsible Officer as being fairly
stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be
complete and correct in all material
respects and shall be prepared in
reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          5.2  Security Agreements.
Within 30 days after the Effective Date, execute and deliver the Security
Agreements to the Collateral Agent
(together with documents and
certificates of the type described in
subsections 4.1(b), (c), (d) and (e)
relating to the execution and delivery
of the Security Agreements and the
financing statements described on
Schedule 3.18), each executed and
delivered by a duly authorized officer
of the Borrower and the Domestic
Subsidiaries, as the case may be, and
cause to be executed and delivered to
the Collateral Agent and the Lenders, a
satisfactory legal opinion with respect
to the Security Agreements and the
perfection of the Liens granted pursuant thereto.

          5.3  Certificates; Other
Information.  Furnish to each Lender:

     (a)  concurrently with the delivery
of the financial statements referred to
in subsection 5.1(a), a certificate of
the independent certified public
accountants reporting on such financial
statements stating that in making the
examination necessary therefor no
knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

     (b)  concurrently with the delivery
of the financial statements referred to
in subsections 5.1(a) and (b), a
certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, the Borrower and its Subsidiaries during such period have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by them, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) setting forth the calculations required to determine (A) compliance with subsections 6.1 and 6.8 and (B) the Applicable Margin for Eurodollar Loans on the relevant Adjustment Date;

     (c)  within 90 days after the
beginning of each fiscal year of the
Borrower, a copy of the projections by
the Borrower of the balance sheet,
income statement and cash flow budget of the Borrower and its Subsidiaries for such fiscal year and the subsequent three fiscal years, such projections to be accompanied by a certificate of the Chief Financial Officer of the Borrower to the effect that such projections have been prepared in good faith on the basis of sound financial planning practice and reasonable assumptions;

     (d)  within five days after the
same are sent, copies of all financial
statements and reports which the
Borrower sends to its stockholders, and
within five days after the same are
filed, copies of all financial
statements and reports which the
Borrower may make to, or file with, the
Securities and Exchange Commission or
any successor or analogous Governmental
Authority;

     (e)  within fifteen days after the
end of each calendar month, a
certificate of the Borrower (i) setting
forth (A) the aggregate amount of all
Eligible Accounts of the Borrower and
its Domestic Subsidiaries as of the last day of such calendar month and (B) the aggregate amount of raw materials and finished goods of the Borrower and its Domestic Subsidiaries as of the last day of such calendar month and (ii) certifying that the Borrower is in compliance with subsection 6.1(h).

     (f)  promptly, a copy of each
management letter, if any, prepared by
the accountants which audited the
financial statements delivered pursuant
to subsection 5.1(a); and

     (g)  promptly, such additional
financial and other information as any
Lender may from time to time reasonably
request.

          5.4  Payment of Obligations.
Pay, discharge or otherwise satisfy at
or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

          5.5  Conduct of Business and
Maintenance of Existence.  Continue to
engage in business of the same general
type as now conducted by it and
preserve, renew and keep in full force
and effect its corporate existence and
take all reasonable action to maintain
all rights, privileges and franchises
necessary or desirable in the normal
conduct of its business except as
otherwise permitted pursuant to
subsection 6.5; comply with all
Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.
          5.6  Maintenance of Property;
Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

          5.7  Inspection of Property;
Books and Records; Discussions;
Completion of Audit.  Keep proper books
of records and account in which full,
true and correct entries in conformity
with GAAP and all Requirements of Law
shall be made of all dealings and
transactions in relation to its business and activities; permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired
(including, without limitation, in
connection with the audit contemplated
by Section 7(l)) and to discuss the
business, operations, properties and
financial and other condition of the
Borrower and its Subsidiaries with
officers and employees of the Borrower
and its Subsidiaries and with its
independent certified public accountants
(including, without limitation, in
connection with the audit contemplated
by Section 7(l)); and cooperate with
Chase to facilitate the prompt
completion of the audit contemplated by
Section 7(l).

          5.8  Notices.  Promptly give
notice to each Lender of:

     (a)  the occurrence of any Default
or Event of Default;

     (b)  any (i) default or event of
default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

     (c)  any litigation or proceeding
affecting the Borrower or any of its
Subsidiaries in which the amount
involved is $1,000,000 or more and not
covered by insurance or in which
injunctive or similar relief is sought;

     (d)  the following events, as soon
as possible and in any event within 30
days after the Borrower knows or has
reason to know thereof:  (i) the
occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or
Insolvency of, any Multiemployer Plan or
(ii) the institution of proceedings or
the taking of any other action by the
PBGC or the Borrower or any Commonly
Controlled Entity or any Multiemployer
Plan with respect to the withdrawal
from, or the terminating, Reorganization or Insolvency of, any Plan; and

     (e)  any development or event which
could reasonably be expected to have a
Material Adverse Effect.

Each notice pursuant to this subsection
shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          5.9  Environmental Laws.  (a)
Comply with, and ensure compliance by
all tenants and subtenants, if any,
with, all applicable Environmental Laws
and obtain and comply in all material
respects with and maintain, and ensure
that all tenants and subtenants obtain
and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable
Environmental Laws.

          (b)  Conduct and complete all
investigations, studies, sampling and
testing, and all remedial, removal and
other actions required under
Environmental Laws and promptly comply
in all material respects with all lawful orders and directives of all
Governmental Authorities regarding
Environmental Laws except to the extent
that the same are being contested in
good faith by appropriate proceedings
and the pendency of such proceedings
could not be reasonably expected to have a Material Adverse Effect.

          5.10  Additional Guarantors
and Collateral. Promptly inform each of the Lenders and the Collateral Agent of the creation or acquisition of each new
Domestic Subsidiary after the Effective
Date and cause each such new Domestic
Subsidiary of the Borrower (i) to
execute promptly after creation or
acquisition thereof a Supplement in the
form attached to the Subsidiaries
Guarantee as ExhibitEA pursuant to which such new Domestic Subsidiary shall become a party to the Subsidiaries
Guarantee as a guarantor thereunder,
(ii) to become a party to the Subsidiary
Security Agreement pursuant to
documentation which is in form and
substance satisfactory to the Collateral
Agent and (iii) to take all actions
necessary or advisable to cause the Lien created by the Subsidiaries Security
Agreement to be duly perfected in
accordance with all applicable
Requirements of Law, including, without
limitation, the filing of financing
statements in such jurisdictions as may
be requested by the Collateral Agent.

          5.11  Additional Collateral.
(a)  With respect to any assets acquired
after the Closing Date by the Borrower
or any of its Domestic Subsidiaries that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (other than any assets described in paragraph (b) of this subsection), promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Collateral Agent such amendments to the relevant Security
Agreement or such other documents as the Collateral Agent shall deem necessary or advisable to grant to the Collateral
Agent, for the benefit of the Lenders, a Lien on such assets, (ii) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable
Requirements of Law, including, without
limitation, the filing of financing
statements in such jurisdictions as may
be requested by the Collateral Agent,
and (iii) if requested by the Collateral
Agent, deliver to the Collateral Agent
legal opinions relating to the matters
described in clauses (i) and (ii)
immediately preceding, which opinions
shall be in form and substance, and from counsel, reasonably satisfactory to the
Collateral Agent.

          (b)  With respect to any
Person that, subsequent to the Closing
Date, becomes a Subsidiary (other than a Foreign Subsidiary), promptly upon the request of the Agent: (i) cause such new
Subsidiary (A)Eto become a party to the
Subsidiary Guarantee and the Subsidiary
Security Agreement, in each case
pursuant to documentation which is in
form and substance satisfactory to the
Agent, and (B) to take all actions
necessary or advisable to cause the Lien created by the Subsidiary Security
Agreement to be duly perfected in
accordance with all applicable
Requirements of Law, including, without
limitation, the filing of financing
statements in such jurisdictions as may
be requested by the Collateral Agent and
(ii) if requested by the Collateral
Agent, deliver to the Collateral Agent
legal opinions relating to the matters
described in clause (i) immediately
preceding, which opinions shall be in
form and substance, and from counsel,
reasonably satisfactory to the
Collateral Agent.

          5.12  Assets.  (a) Own at
least 90% of the Total Assets of the
Borrower and its Subsidiaries (other
than the assets owned by Toyo
Microsystems Corporation on the date
hereof) at all times and (b) cause at
least 90% of the Total Assets of the
Borrower to be located in the United
States of America at all times.

SECTION 6.  NEGATIVE COVENANTS

          The Borrower hereby agrees
that, so long as the Commitments remain
in effect or any amount is owing to any
Lender hereunder or under any other Loan
Document, the Borrower shall not, and
(except with respect to subsections 6.1) shall not permit any of its Subsidiaries to, directly or indirectly:

          6.1  Financial Condition
Covenants.

     (a)  Maintenance of Net Worth.
Permit Consolidated Net Worth at any
time (i) on or prior to February 27,
1998, to be less than $170,000,000 or
(ii)  thereafter, to be less than
$175,000,000.

     (b)  Consolidated Net Loss.  Permit
the Consolidated Net Loss (i) for the
quarter ended May 31, 1997 to be greater than $9,000,000, (ii) for the quarter ended August 31, 1997 to be greater than $4,000,000 or (iii) for the fiscal year ended February 28, 1998 to be greater than $10,000,000.

     (c)  Consolidated EBITDA.  Permit
Consolidated EBITDA for any quarter
ending (i) on August 31, 1997 to be less than $1,500,000, (ii) during the period from and including November 30, 1997 to and including February 27, 1998 to be less than $5,500,000 or (iii) thereafter, to be less than $6,500,000.

     (d)  Maintenance of Quick Asset
Ratio.  Permit the ratio of Consolidated
Quick Assets to Consolidated Current
Liabilities to be less than 0.75 to 1.00 at any time.

     (e)  Ratio of Total Unsubordinated
Liabilities to Consolidated Tangible Net
Worth.  Permit the ratio of Consolidated
Total Unsubordinated Liabilities to
Consolidated Tangible Net Worth at any
time to be greater than 1.25 to 1.00.

     (f)  Ratio of Consolidated Funded
Debt to Consolidated EBITDA. Permit the ratio of Consolidated Funded Debt at any time to Consolidated EBITDA for the most recently completed period of four consecutive fiscal quarters then ended to be greater than 1.75 to 1.00.

     (g)  Maintenance of Inventory
Turnover.  Permit the Inventory Turnover
Ratio to be less than 3.00 to 1.00 at
any time.

     (h)  Maintenance of Core Assets.
Permit the amount of Core Assets at any
time to be less than the aggregate
principal amount of all Loans
outstanding hereunder at such time.

          6.2  Limitation on
Indebtedness.  Create, incur, assume or
suffer to exist any Indebtedness,
except:

     (a)  Indebtedness of the Borrower
under this Agreement;

     (b)  Indebtedness of the Borrower
to any Subsidiary and of any Subsidiary
to the Borrower or any other Subsidiary, provided that the maximum amount of any such Indebtedness of the Foreign
Subsidiaries to the Borrower shall not
exceed $1,000,000 in the aggregate at
any time outstanding;

     (c)  Indebtedness of the Borrower
and any of its Subsidiaries incurred to
finance the acquisition of fixed or
capital assets to the extent permitted
under subsection 6.8 (whether pursuant
to a loan, a Financing Lease or
otherwise) in an aggregate principal
amount not exceeding in the aggregate
$3,000,000 at any time outstanding;

     (d)  Subordinated Debt of the
Borrower or any of its Subsidiaries;

     (e)  Indebtedness outstanding on
the date hereof and listed on Schedule
6.2(e);

     (f)  Indebtedness of a corporation
which becomes a Subsidiary after the
date hereof, provided that (i) such
indebtedness existed at the time such
corporation became a Subsidiary and was
not created in anticipation thereof and
(ii) immediately after giving effect to
the acquisition of such corporation by
the Borrower no Default or Event of
Default shall have occurred and be
continuing or would result therefrom;
and

     (g)  Indebtedness under foreign
exchange lines of credit, provided that
the aggregate principal amount of such
Indebtedness at any time outstanding
does not exceed $500,000.

          6.3  Limitation on Liens.
Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

     (a)  Liens created pursuant to the
Security Agreements;

     (b)  Liens for taxes not yet due or
which are being contested in good faith
by appropriate proceedings, provided
that adequate reserves with respect
thereto are maintained on the books of
the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

     (c)  carriers', warehousemen's,
mechanics', materialmen's, repairmen's
or other like Liens arising in the
ordinary course of business which are
not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

     (d)  pledges or deposits in
connection with workers' compensation,
unemployment insurance and other social
security legislation and deposits
securing liability to insurance carriers under insurance or self-insurance arrangements;

     (e)  deposits to secure the
performance of bids, trade contracts
(other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (f)  easements, rights-of-way,
restrictions and other similar
encumbrances incurred in the ordinary
course of business which, in the
aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

     (g)  Liens in existence on the date
hereof listed on Schedule 6.3(g),
provided that no such Lien is spread to
cover any additional property after the
Effective Date and that the amount of
Indebtedness secured thereby is not
increased;

     (h)  Liens securing Indebtedness of
the Borrower and its Subsidiaries
permitted by subsection 6.2(c) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired;
and

     (i)  Liens on the property or
assets of a corporation which becomes a
Subsidiary after the date hereof
securing Indebtedness permitted by
subsection 6.2(f), provided that (i)
such Liens existed at the time such
corporation became a Subsidiary and were not created in anticipation thereof,
(ii) any such Lien is limited to the
property and assets subject to such Lien at the time such corporation becomes a Subsidiary and is not spread to cover any property or assets of such corporation after the time such corporation becomes a Subsidiary
(including, without limitation, pursuant to after-acquired property or similar clause) and (iii) the amount of Indebtedness secured thereby is not increased.

          6.4  Limitation on Guarantee
Obligations.  Create, incur, assume or
suffer to exist any Guarantee Obligation except:

     (a)  Guarantee Obligations in
existence on the date hereof and listed
on Schedule 6.4(a);

     (b)  Guarantee Obligations of the
Borrower and its Subsidiaries created
after the Initial Closing Date in an
aggregate amount not to exceed $250,000
in the aggregate at any one time
outstanding;

     (c)  Guarantee Obligations of the
Borrower in respect of operating leases
entered into by any Subsidiary in the
ordinary course of business; and

     (d)  the Guarantees.

          6.5  Limitation on Fundamental
Changes.  Enter into any merger,
consolidation or amalgamation, or
liquidate, wind up or dissolve itself
(or suffer any liquidation or
dissolution), or convey, sell, lease,
assign, transfer or otherwise dispose
of, all or substantially all of its
property, business or assets, or make
any material change in its present
method of conducting business, except:

     (a)  any Subsidiary of the Borrower
may be merged or consolidated with or
into the Borrower (provided that the
Borrower shall be the continuing or
surviving corporation) or with or into
any one or more wholly owned Domestic
Subsidiaries of the Borrower (provided
that the wholly owned Domestic
Subsidiary or Domestic Subsidiaries
shall be the continuing or surviving
corporation);

     (b)  any wholly owned Subsidiary
may sell, lease, transfer or otherwise
dispose of any or all of its assets
(upon voluntary liquidation or
otherwise) to the Borrower or any wholly owned Domestic Subsidiary of the
Borrower; and

     (c)  as permitted under subsection
6.9.

          6.6  Limitation on Sale of
Assets.  Convey, sell, lease, assign,
transfer or otherwise dispose of any of
its property, business or assets
(including, without limitation,
receivables and leasehold interests),
whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's
Capital Stock to any Person other than
the Borrower or any wholly owned
Subsidiary, except:
     (a)  the sale or other disposition
of obsolete or worn out property in the
ordinary course of business;

     (b)  the sale of inventory in the
ordinary course of business;

     (c)  the sale or discount without
recourse of accounts receivable in the
ordinary course of business in
connection with the compromise or
collection thereof;

     (d)  the sale of equipment to AT&T
Corp. pursuant to the terms of the
Supplier Contract as in effect on the
Initial Closing Date;

     (e)  the sale of equipment with an
aggregate net book value not exceeding
$500,000 in any fiscal year; and

     (f)  as permitted by subsection
6.5(b).

          6.7  Limitation on Dividends.
Declare or pay any dividend (other than
dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any Domestic Subsidiary which is not wholly owned by the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary, except for (i) repurchases of its common stock in an amount not to exceed $5,000,000 in the aggregate after the Initial Closing Date, (ii) dividends in respect of the Capital Stock of any Domestic Subsidiary which is not wholly owned by the Borrower which is paid on a ratable basis to all holders of such Capital Stock and (iii) dividends and/or purchases of common stock of the Borrower in respect of employee benefit plans of the Borrower as in effect on the Initial Closing Date not exceeding
$500,000 in the aggregate in any year.

          6.8  Limitation on Capital
Expenditures.  Make or commit to make
(by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during the fiscal year ending on February 28, 1998,
$14,500,000.

          6.9  Limitation on
Investments, Loans and Advances.  Make
any advance, loan, extension of credit
or capital contribution to, or purchase
any stock, bonds, notes, debentures or
other securities of or any assets
constituting a business unit of, or make any other investment in, any Person
("Investments"), except:

     (a)  extensions of trade credit in
the ordinary course of business;

     (b)  Permitted Investments; and

     (c)  Investments by the Borrower in
its Subsidiaries as of the Effective
Date listed in Schedule 3.15 hereto and
additional equity Investments
(including, without limitation, by
virtue of a transaction permitted under
subsection 6.5) in Subsidiaries,
provided that the aggregate amount of
such Investments in Foreign Subsidiaries shall not exceed $1,000,000 in the aggregate subsequent to the Initial
Closing Date.

          6.10  Limitation on Optional
Payments and Modifications of Debt
Instruments.  (a)  Make any optional
payment or prepayment on or redemption
or purchase of any Subordinated Debt,
(b) amend, modify or change, or consent
or agree to any amendment, modification
or change to any of the terms of any
such Subordinated Debt (other than any
such amendment, modification or change
which would extend the maturity or
reduce the amount of any payment of
principal thereof or which would reduce
the rate or extend the date for payment
of interest thereon), or (c) amend the
subordination provisions of the
Subordinated Debt.

          6.11  Limitation on
Transactions with Affiliates.  Enter
into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a)Eotherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c)Eupon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, except for contracts with directors and executive officers of the Borrower and its Subsidiaries entered into in the ordinary course of business with respect to services rendered to the Borrower and its Subsidiaries.

          6.12  Limitation on Sales and
Leasebacks.  Enter into any arrangement
with any Person providing for the
leasing by the Borrower or any
Subsidiary of real or personal property
which has been or is to be sold or
transferred by the Borrower or such
Subsidiary to such Person or to any
other Person to whom funds have been or
are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

          6.13  Limitation on Changes in
Fiscal Year; Accounting Changes.  (a)
Permit the fiscal year of the Borrower
to end on a day other than the last day
of February or (b) change any accounting treatments or reporting practices used in connection with the preparation of the consolidated financial statements of the Borrower and its Subsidiaries as of the date hereof except as required or permitted by GAAP.

          6.14  Limitation on Negative
Pledge Clauses.  Enter into with any
Person any agreement, other than (a)
this Agreement or (b) any industrial
revenue bonds, purchase money mortgages
or Financing Leases permitted by this
Agreement (in which cases, any
prohibition or limitation shall only be
effective against the assets financed
thereby), which prohibits or limits the
ability of the Borrower or any of its
Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

          6.15  Limitation on Lines of
Business.  Enter into any business,
either directly or through any
Subsidiary, except for those businesses
in which the Borrower and its
Subsidiaries are engaged on the date of
this Agreement.

          6.16  Limitation on Interest
Rate Protection Agreements.  Enter into
any Interest Rate Protection Agreements
other than Interest Rate Protection
Agreements with respect to the Loans,
provided that (i) the aggregate notional amount of all such Interest Rate
Protection Agreements shall not exceed
the Commitments and (ii) such Interest
Rate Protection Agreements shall be
unsecured.


SECTION 7.  EVENTS OF DEFAULT

          If any of the following events
shall occur and be continuing:

     (a)  The Borrower shall fail to pay
any principal of any Loan when due in
accordance with the terms thereof or
hereof; or the Borrower shall fail to
pay any interest on any Loan, or any
other amount payable hereunder, within
five days after any such interest or
other amount becomes due in accordance
with the terms thereof or hereof; or

     (b)  Any representation or warranty
made or deemed made by the Borrower or
any other Loan Party herein or in any
other Loan Document or which is
contained in any certificate, document
or financial or other statement
furnished by it at any time under or in
connection with this Agreement or any
such other Loan Document shall prove to
have been incorrect in any material
respect on or as of the date made or
deemed made; or

     (c)  The Borrower or any other Loan
Party shall default in the observance or performance of any agreement contained in Section 6 or the observance and performance of any agreement contained in subsection 4.4 of either Security
Agreement; or

     (d)  The Borrower or any other Loan
Party shall default in the observance or performance of any other agreement contained in this Agreement or any other
Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and in the case of any such default under Section 5 (other than subsection 5.1, 5.2, 5.3(a), 5.3(b),
5.5, 5.6, 5.7 or 5.8), such default
shall continue unremedied for a period
of 20 days; or

     (e)  The Borrower or any of its
Subsidiaries shall (i)Edefault in any
payment of principal of or interest of
any Indebtedness (other than the Loans)
or in the payment of any Guarantee
Obligation, beyond the period of grace
(not to exceed 30 days), if any,
provided in the instrument or agreement
under which such Indebtedness or
Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is at least $100,000; or
(ii) default in the observance or
performance of any other agreement or
condition relating to any such
Indebtedness or Guarantee Obligation or
contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such
Guarantee Obligation (or a trustee or
agent on behalf of such holder or
holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable;
or

     (f)  (i) The Borrower or any of its
Material Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Material Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Material Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 30 days; or
(iii) there shall be commenced against
the Borrower or any of its Material
Subsidiaries any case, proceeding or
other action seeking issuance of a
warrant of attachment, execution,
distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (iv) the Borrower or any of its Material
Subsidiaries shall take any action in
furtherance of, or indicating its
consent to, approval of, or acquiescence in, any of the acts set forth in clause
(i), (ii), or (iii) above; or (v) the
Borrower or any of its Material
Subsidiaries shall generally not, or
shall be unable to, or shall admit in
writing its inability to, pay its debts
as they become due; or

     (g)  (i) Any Person shall engage in
any "prohibited transaction" (as defined in Section 406 of ERISA or SectionE4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly
Controlled Entity, (iii) a Reportable
Event shall occur with respect to, or
proceedings shall commence to have a
trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v)Ethe
Borrower or any Commonly Controlled
Entity shall, or in the reasonable
opinion of the Required Lenders is
likely to, incur any liability in
connection with a withdrawal from, or
the Insolvency or Reorganization of, a
Multiemployer Plan or (vi) any other
event or condition shall occur or exist
with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

     (h)  One or more judgments or
decrees shall be entered against the
Borrower or any of its Subsidiaries
involving in the aggregate a liability
(not paid or fully covered by insurance) of $250,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

     (i)  Any Guarantee shall cease, for
any reason, to be in full force and
effect with respect to any Material
Subsidiary or any Guarantor shall so
assert; or

     (j)  Any Security Agreement shall
cease, for any reason to be in full
force and effect, or any Loan Party
shall so assert or the Liens or security interests created by any such Security
Agreement shall cease for any reason,
other than a release by the Lenders, to
be enforceable and of the same effect
and priority purported to be created
thereby; or

     (k) (i) Any Person or "group"
(within the meaning of Section 13(d) or
14(d) of the Securities Exchange Act of
1934, as amended) (A) shall have
acquired beneficial ownership of 20% or
more of any outstanding class of Capital
Stock having ordinary voting power in
the election of directors of the
Borrower or (B) shall obtain the power
(whether or not exercised) to elect a
majority of the Borrower's directors or
(ii) the Board of Directors of the
Borrower shall not consist of a majority of Continuing Directors; "Continuing
Directors" shall mean the directors of
the Borrower on the Effective Date and
each other director, if such other
director's nomination for election to
the Board of Directors of the Borrower
is recommended by a majority of the then
Continuing Directors; or

     (l)  The audit of Accounts, raw
materials, work in process and finished
goods of the Borrower and its
Subsidiaries to be completed by Chase
shall be reasonably judged to be
unsatisfactory in any respect to the
Lenders, in their sole discretion;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments shall immediately terminate and the
Loans hereunder (with accrued interest
thereon) and all other amounts owing
under this Agreement shall immediately
become due and payable, and (B) if such
event is any other Event of Default,
either or both of the following actions
may be taken:  (i) the Required Lenders
may, by notice to the Borrower declare
the Commitments to be terminated
forthwith, whereupon the Commitments
shall immediately terminate; and (ii)
the Required Lenders may, by notice to
the Borrower, declare the Loans
hereunder (with accrued interest
thereon) and all other amounts owing
under this Agreement to be due and
payable forthwith, whereupon the same
shall immediately become due and
payable.  Except as expressly provided
above in this Section, presentment,
demand, protest and all other notices of any kind are hereby expressly waived.


SECTION 8.  COLLATERAL AGENT

          8.1  Appointment of Collateral
Agent.  Each Lender hereby irrevocably
designates and appoints Chase as the
Collateral Agent of such Lender under
the Security Agreements and the other
Loan Documents, and each such Lender
irrevocably authorizes the Collateral
Agent, in such capacity, to take such
action on its behalf under the
provisions of the Security Agreements
and the other Loan Documents and to
exercise such powers and perform such
duties as are expressly delegated to the Collateral Agent by the terms of the Security Agreements and the other Loan
Documents, together with such other
powers as are reasonably incidental
thereto.  Notwithstanding any provision
to the contrary elsewhere in the
Security Agreements or any other Loan
Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, any other
Loan Document or the Security Agreements or otherwise exist against the
Collateral Agent.

          8.2  Delegation of Duties.
The Collateral Agent may execute any of
its duties under the Security Agreements and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          8.3  Exculpatory Provisions.
Neither the Collateral Agent nor any of
its officers, directors, employees,
agents, attorneys-in-fact or Affiliates
shall be (i) liable for any action
lawfully taken or omitted to be taken by it or such Person under or in connection with the Security Agreements or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement, the other
Loan Documents or the Security
Agreements or in any certificate,
report, statement or other document
referred to or provided for in, or
received by the Collateral Agent under
or in connection with, the Security
Agreements or for the value, validity,
effectiveness, genuineness,
enforceability or sufficiency of this
Agreement, any other Loan Document or
the Security Agreements or for any
failure of any Loan Party to perform its obligations hereunder or thereunder.
The Collateral Agent shall not be under
any obligation to any Lender to
ascertain or to inquire as to the
observance or performance of any of the
agreements contained in, or conditions
of, this Agreement, any other Loan
Document or the Security Agreements, or
to inspect the properties, books or
records of any Loan Party.

          8.4  Reliance by Collateral
Agent.  The Collateral Agent shall be
entitled to rely, and shall be fully
protected in relying, upon any Note,
writing, resolution, notice, consent,
certificate, affidavit, letter,
telecopy, telex or teletype message,
statement, order or other document or
conversation believed by it to be
genuine and correct and to have been
signed, sent or made by the proper
Person or Persons and upon advice and
statements of legal counsel (including,
without limitation, counsel to the
Borrower), independent accountants and
other experts selected by the Collateral
Agent.  The Collateral Agent may deem
and treat the payee of any Note as the
owner thereof for all purposes unless a
written notice of assignment,
negotiation or transfer thereof shall
have been filed with the Collateral
Agent.  The Collateral Agent shall be
fully justified in failing or refusing
to take any action under any Loan
Document unless it shall first receive
such advice or concurrence of the
Lenders as it deems appropriate or it
shall first be indemnified to its
satisfaction by the Lenders against any
and all liability and expense which may
be incurred by it by reason of taking or continuing to take any such action. The
Collateral Agent shall in all cases be
fully protected in acting, or in
refraining from acting, under the Loan
Documents in accordance with a request
of the requisite Lenders, and such
request and any action taken or failure
to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          8.5  Notice of Default.  The
Collateral Agent shall not be deemed to
have knowledge or notice of the
occurrence of any Default or Event of
Default hereunder unless the Collateral
Agent has received notice from a Lender
or the Borrower referring to this
Agreement, describing such Default or
Event of Default and stating that such
notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Lenders. The Collateral Agent shall take such action with respect to such Default or Event of Default as permitted under the Loan Documents as shall be reasonably directed by the Required
Lenders; provided that unless and until
the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          8.6  Non-Reliance on
Collateral Agent and Other Lenders.
Each Lender expressly acknowledges that
neither the Collateral Agent nor any of
its officers, directors, employees,
agents, attorneys-in-fact or Affiliates
has made any representations or
warranties to it and that no act by the
Collateral Agent hereinafter taken,
including any review of the affairs of
any Loan Party, shall be deemed to
constitute any representation or
warranty by the Collateral Agent to any
Lender.  Each Lender represents to the
Collateral Agent that it has,
independently and without reliance upon
the Collateral Agent or any other
Lender, and based on such documents and
information as it has deemed
appropriate, made its own appraisal of
and investigation into the business,
operations, property, financial and
other condition and creditworthiness of
the Borrower and made its own decision
to make its Loans hereunder and enter
into this Agreement.  Each Lender also
represents that it will, independently
and without reliance upon the Collateral
Agent or any other Lender, and based on
such documents and information as it
shall deem appropriate at the time,
continue to make its own credit
analysis, appraisals and decisions in
taking or not taking action under this
Agreement, the other Loan Documents and
the Security Agreements, and to make
such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. The Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          8.7  Indemnification.  The
Lenders agree to indemnify the
Collateral Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective
Commitment Percentages in effect on the
date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents, the Security
Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing;
provided that no Lender shall be liable
for the payment of any portion of such
liabilities, obligations, losses,
damages, penalties, actions, judgments,
suits, costs, expenses or disbursements
resulting solely from the Collateral
Agent's gross negligence or willful
misconduct.  The agreements in this
subsection shall survive the payment of
the Loans and all other amounts payable
hereunder.

          8.8  Collateral Agent in Its
Individual Capacity.  The Collateral
Agent and its Affiliates may make loans
to, accept deposits from and generally
engage in any kind of business with any
Loan Party as though the Collateral
Agent were not the Collateral Agent
hereunder and under the other Loan
Documents and the Security Agreements.
With respect to the Loans made by it,
the Collateral Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Collateral Agent, and the terms "Lender" and "Lenders" shall include the Collateral Agent in its individual capacity.

          8.9  Successor Collateral
Agent.  The Collateral Agent may resign
as Collateral Agent upon 10 days' notice to the Lenders. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Loan
Documents, then the Required Lenders
shall appoint from among the Lenders a
successor collateral agent for the
Lenders, which successor collateral
agent (provided that it shall have been
approved by the Borrower), shall succeed to the rights, powers and duties of the Collateral Agent hereunder. Effective upon such appointment and approval, the term "Collateral Agent" shall mean such successor collateral agent, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former
Collateral Agent or any of the parties
to this Agreement or any holders of the
Loans.  After any retiring Collateral
Agent's resignation as Collateral Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement, the other Loan Documents and the Security Agreements.


SECTION 9.  MISCELLANEOUS

          9.1  Amendments and Waivers.
Neither this Agreement nor any other
Loan Document, nor any terms hereof or
thereof may be amended, supplemented or
modified except in accordance with the
provisions of this subsection.  The
Required Lenders may from time to time
(a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan
Documents or changing in any manner the
rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Loan
Documents or any Default or Event of
Default and its consequences; provided,
however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's
Commitments, in each case without the
consent of each Lender affected thereby, or (ii)Eamend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or the release of any Guarantor under the Subsidiaries
Guarantee or release all or
substantially all of the collateral, in
each case without the written consent of all the Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders and all future holders of the Loans. In the case of any waiver, the Borrower and the Lenders shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          9.2  Notices.  All notices,
requests and demands to or upon the
respective parties hereto to be
effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or five days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

The Borrower:            Standard Microsystems Corporation
                         80 Arkay Drive
                         Hauppauge, New York 11788
                         Attention: Eric Nowling
                         Telecopy:  (516) 434-4651
The Lenders:             The Chase Manhattan Bank
                         Middle Market Group
                         7600 Jericho Turnpike
                         Woodbury, New York  11797
                         Attention: Account Officer
                                    Standard Microsystems Corporation
                         Telecopy:  (516) 364-3307

                         Fleet Bank N.A.
                         300 Broadhollow Road
                         Melville, New York  11747
                         Attention: Thomas Dionian
                                    Standard Microsystems Corporation
                         Telecopy:  (516) 547-7815

The Collateral Agent:    The Chase Manhattan Bank
                         Middle Market Group
                         7600 Jericho Turnpike
                         Woodbury, New York  11797
                         Attention: Account Officer
                                    Standard Microsystems Corporation
                         Telecopy:  (516) 364-3307

provided that any notice, request or
demand to or upon the Lenders pursuant
to subsection 2.2, 2.4, 2.7 orE2.11
shall not be effective until received.

          9.3  No Waiver; Cumulative
Remedies. No failure to exercise and no delay in exercising, on the part of any Lender, any right, remedy, power or privilege hereunder or under the other
Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          9.4  Survival of
Representations and Warranties.  All
representations and warranties made
hereunder, in the other Loan Documents
and in any document, certificate or
statement delivered pursuant hereto or
in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          9.5  Payment of Expenses and
Taxes.  The Borrower agrees (a) to pay
or reimburse the Collateral Agent and
the Lenders for all their out-of-pocket
costs and expenses incurred in
connection with the development,
preparation and execution of, and any
amendment, supplement or modification
to, this Agreement and the other Loan
Documents and any other documents
prepared in connection herewith or
therewith, and the consummation and
administration of the transactions
contemplated hereby and thereby,
including, without limitation, the
reasonable fees and disbursements of
counsel to the Collateral Agent and the
Lenders, (b) to pay or reimburse the
Collateral Agent and each Lender for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the
Collateral Agent and each Lender, (c) to pay, indemnify, and hold the Collateral
Agent and each Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other
Loan Documents and any such other
documents, and (d) to pay, indemnify,
and hold the Collateral Agent and each
Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this
Agreement, the other Loan Documents and
any such other documents, including,
without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties
(all the foregoing in this clause (d),
collectively, the "indemnified
liabilities"), provided, that the
Borrower shall have no obligation
hereunder to any Lender with respect to
indemnified liabilities arising from
(i)Ethe gross negligence or willful
misconduct of any such Lender or (ii)
legal proceedings commenced against any
such Lender by any security holder or
creditor thereof arising out of and
based upon rights afforded any such
security holder or creditor solely in
its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          9.6  Successors and Assigns;
Participations and Assignments.  (a)
This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b)  Any Lender may, in the
ordinary course of its commercial
banking business and in accordance with
applicable law, at any time sell to one
or more banks or other entities
("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this
Agreement to the other parties to this
Agreement shall remain unchanged, such
Lender shall remain solely responsible
for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such
Participant shall be deemed to have
agreed to share with the Lenders the
proceeds thereof as provided in
subsection 9.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections
2.12, 2.13 and 2.14 with respect to its
participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection 2.14 such Participant shall have complied with the requirements of said subsection and, provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c)  Any Lender may, in the
ordinary course of its commercial
banking business and in accordance with
applicable law, at any time and from
time to time assign to any Lender or any affiliate thereof or, with the consent of the Borrower and the Collateral Agent
(which shall not be unreasonably
withheld), to an additional bank or
financial institution ("an Assignee")
all or any part of its rights and
obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee, such assigning Lender
(and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Collateral Agent), provided that, (i) notwithstanding the foregoing, the consent of the Borrower shall not be required in the case of any such assignment to an additional bank or financial institution by any Lender unless the sum of the aggregate principal amount of the Loans and the aggregate amount of the unused
Commitment being assigned is greater
than 49% of the Commitment of Chase or
Fleet, as the case may be, at such time
(provided that Chase or Fleet, as the
case may be, shall provide ten days
notice to the Borrower prior to making
any assignment pursuant to this clause
(i)) and (ii) in the case of any such
assignment to an additional bank or
financial institution, the sum of the
aggregate principal amount of the Loans
and the aggregate amount of the unused
Commitment being assigned and, if such
assignment is of less than all of the
rights and obligations of the assigning
Lender, the sum of the aggregate
principal amount of the Loans and the
aggregate amount of the unused
Commitment remaining with the assigning
Lender are each not less than
$10,000,000.  Upon such execution,
delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and
Acceptance, (x) the Assignee thereunder
shall be a party hereto and, to the
extent provided in such Assignment and
Acceptance, have the rights and
obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this
Agreement (and, in the case of an
Assignment and Acceptance covering all
or the remaining portion of an assigning
Lender's rights and obligations under
this Agreement, such assigning Lender
shall cease to be a party hereto).
Notwithstanding any provision of this
paragraph (c) and paragraph (e) of this
subsection, the consent of the Borrower
shall not be required, and, unless
requested by the Assignee and/or the
assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 7(a) or 7(f) shall have occurred and be continuing.

          (d)  The Borrower authorizes
each Lender to disclose to any
Participant or Assignee (each, a
"Transferee") and any prospective
Transferee, subject to the provisions of subsection 9.15, any and all financial information in such Lender's possession concerning the Borrower and its
Affiliates which has been delivered to
such Lender by or on behalf of the
Borrower pursuant to this Agreement or
which has been delivered to such Lender
by or on behalf of the Borrower in
connection with such Lender's credit
evaluation of the Borrower and its
Affiliates prior to becoming a party to
this Agreement.

          (e)  For avoidance of doubt,
the parties to this Agreement
acknowledge that the provisions of this
subsection concerning assignments of
Loans and Notes relate only to absolute
assignments and that such provisions do
not prohibit assignments creating
security interests, including, without
limitation, any pledge or assignment by
a Lender of any Loan or Note to any
Federal Reserve Bank in accordance with
applicable law.

          9.7  Adjustments; Set-off.
(a)  If any Lender (a "Benefitted
Lender") shall at any time receive any
payment of all or part of its Loans, or
interest thereon, or receive any
collateral in respect thereof (whether
voluntarily or involuntarily, by set-
off, pursuant to events or proceedings
of the nature referred to in Section
7(f), or otherwise), in a greater
proportion than any such payment to or
collateral received by any other Lender, if any, in respect of such other
Lender's Loans, or interest thereon,
such benefitted Lender shall purchase
for cash from the other Lenders a
participating interest in such portion
of each such other Lender's Loan, or
shall provide such other Lenders with
the benefits of any such collateral, or
the proceeds thereof, as shall be
necessary to cause such benefitted
Lender to share the excess payment or
benefits of such collateral or proceeds
ratably with each of the Lenders;
provided, however, that if all or any
portion of such excess payment or
benefits is thereafter recovered from
such benefitted Lender, such purchase
shall be rescinded, and the purchase
price and benefits returned, to the
extent of such recovery, but without
interest.

          (b)  In addition to any rights
and remedies of the Lenders provided by
law, each Lender shall have the right,
without prior notice to the Borrower,
any such notice being expressly waived
by the Borrower to the extent permitted
by applicable law, upon any amount
becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits
(general or special, time or demand,
provisional or final), in any currency,
and any other credits, indebtedness or
claims, in any currency, in each case
whether direct or indirect, absolute or
contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower.
Each Lender agrees promptly to notify
the Borrower after any such set-off and
application made by such Lender,
provided that the failure to give such
notice shall not affect the validity of
such set-off and application.

          9.8  Counterparts.  This
Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts
(including by facsimile transmission),
and all of said counterparts taken
together shall be deemed to constitute
one and the same instrument.

          9.9  Severability.  Any
provision of this Agreement which is
prohibited or unenforceable in any
jurisdiction shall, as to such
jurisdiction, be ineffective to the
extent of such prohibition or
unenforceability without invalidating
the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.10  Integration.  This
Agreement and the other Loan Documents
represent the agreement of the Borrower
and the Lenders with respect to the
subject matter hereof, and there are no
promises, undertakings, representations
or warranties by any Lender relative to
subject matter hereof not expressly set
forth or referred to herein or in the
other Loan Documents.

          9.11  GOVERNING LAW.  THIS
AGREEMENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER SHALL BE
GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW
OF THE STATE OF NEW YORK.

          9.12  Submission To
Jurisdiction; Waivers.  The Borrower
hereby irrevocably and unconditionally:

     (a)  submits for itself and its
property in any legal action or
proceeding relating to this Agreement
and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the UnitedEStates of America for the
Southern District of NewEYork, and
appellate courts from any thereof;

     (b)  consents that any such action
or proceeding may be brought in such
courts and waives any objection that it
may now or hereafter have to the venue
of any such action or proceeding in any
such court or that such action or
proceeding was brought in an
inconvenient court and agrees not to
plead or claim the same;

     (c)  agrees that service of process
in any such action or proceeding may be
effected by mailing a copy thereof by
registered or certified mail (or any
substantially similar form of mail),
postage prepaid, to the Borrower at its
address set forth in subsection 9.2 or
at such other address of which each
Lender shall have been notified pursuant thereto;

     (d)  agrees that nothing herein
shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e)  waives, to the maximum extent
not prohibited by law, any right it may
have to claim or recover in any legal
action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          9.13  Acknowledgements.  The
Borrower hereby acknowledges that:

     (a)  it has been advised by counsel
in the negotiation, execution and
delivery of this Agreement and the other
Loan Documents;

     (b)  no Lender has any fiduciary
relationship with or duty to the
Borrower arising out of or in connection with this Agreement or any of the other
Loan Documents, and the relationship
between the Lenders, on one hand, and
the Borrower, on the other hand, in
connection herewith or therewith is
solely that of debtor and creditor; and

     (c)  no joint venture is created
hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          9.14  WAIVERS OF JURY TRIAL.
THE BORROWER AND THE LENDERS HEREBY
IRREVOCABLY AND UNCONDITIONALLY WAIVE
TRIAL BY JURY IN ANY LEGAL ACTION OR
PROCEEDING RELATING TO THIS AGREEMENT OR
ANY OTHER LOAN DOCUMENT AND FOR ANY
COUNTERCLAIM THEREIN.

          9.15  Confidentiality.  Each
Lender agrees to keep confidential all
non-public information provided to it by the Borrower pursuant to this Agreement that is designated by the Borrower in writing as confidential; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to any other Lender, (ii) to any Transferee which receives such information and which agrees to keep such information confidential on substantially the same terms as those set forth in this subsection 9.15, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any Governmental
Authority having jurisdiction over such
Lender, (v) in response to any order of
any court or other Governmental
Authority or as may otherwise be
required pursuant to any Requirement of
Law, (vi) which has been publicly
disclosed other than in breach of this
Agreement or (vii) in connection with
the exercise of any remedy hereunder.



          IN WITNESS WHEREOF, the
parties hereto have caused this
Agreement to be duly executed and
delivered by their proper and duly
authorized officers as of the day and
year first above written.


STANDARD MICROSYSTEMS CORPORATION


By:
Title:


THE CHASE MANHATTAN BANK, as Collateral Agent and as a Lender



By:
Title:


FLEET BANK N.A.



By:
Title:
EXECUTION COPY



$25,000,000 AMENDED AND RESTATED CREDIT AGREEMENT
            among

STANDARD MICROSYSTEMS CORPORATION
            and
  THE CHASE MANHATTAN BANK
            and
  FLEET BANK N.A., as Lenders
            and
  THE CHASE MANHATTAN BANK, as Collateral Agent


Dated as of May 23, 1997


TABLE OF CONTENTS

Page


SECTION 1.  DEFINITIONS    1
        1.1  Defined Terms    1
        1.2  Other Definitional Provisions  13

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS     13
        2.1  Commitments     13
        2.2  Procedure for Borrowing   14
        2.3  Commitment Fee  14
        2.4  Termination or Reduction of Commitments     14
        2.5  Repayment of Loans; Evidence of Debt  14
        2.6  Optional Prepayments      15
        2.7  Conversion and Continuation Options 15
        2.8  Interest Rates and Payment Dates 16
        2.9  Computation of Interest and Fees 16
        2.10 Inability to Determine Interest Rate  16
        2.11  Pro Rata Treatment and Payments 17
        2.12  Illegality     17
        2.13  Requirements of Law      17
        2.14  Taxes     18
        2.15  Indemnity      20
        2.16  Change of Lending Office      20

SECTION 3.  REPRESENTATIONS AND WARRANTIES      20
        3.1  Financial Condition  20
        3.2  No Change  21
        3.3  Corporate Existence; Compliance with Law   21
        3.4  Corporate Power; Authorization; Enforceable Obligations 22
        3.5  No Legal Bar    22
        3.6  No Material Litigation    22
        3.7  No Default      22
        3.8  Ownership of Property; Liens   22
        3.9  Intellectual Property     22
        3.10  No Burdensome Restrictions    23
        3.11  Taxes     23
        3.12  Federal Regulations      23
        3.13  ERISA     23
        3.14  Investment Company Act; Other Regulations     24
        3.15  Subsidiaries   24
        3.16  Purpose of Loans    24
        3.17  Environmental Matters    24
        3.18  Security Agreements      25

SECTION 4.  CONDITIONS PRECEDENT    25
        4.1  Conditions to Effectiveness    25
        4.2  Conditions to Each Loan   27

SECTION 5.  AFFIRMATIVE COVENANTS   27
        5.1  Financial Statements      27
        5.3  Certificates; Other Information 28
        5.4  Payment of Obligations    29
        5.5  Conduct of Business and Maintenance of Existence    29
        5.6  Maintenance of Property; Insurance 30
        5.7  Inspection of Property; Books and Records; Discussions   30
        5.8  Notices    30
        5.9  Environmental Laws   31
        5.10  Additional Guarantors and Collateral      31
        5.11  Additional Collateral    31
        5.12  Assets    32

SECTION 6.  NEGATIVE COVENANTS      32
        6.1  Financial Condition Covenants  32
        6.2  Limitation on Indebtedness     33
        6.3  Limitation on Liens  34
        6.4  Limitation on Guarantee Obligations 35
        6.5  Limitation on Fundamental Changes 35
        6.6  Limitation on Sale of Assets   35
        6.7  Limitation on Dividends   36
        6.8  Limitation on Capital Expenditures 36
        6.9  Limitation on Investments, Loans and Advances  36
        6.10  Limitation on Optional Payments and Modifications of
              Debt Instruments  37
        6.11  Limitation on Transactions with Affiliates 37
        6.12  Limitation on Sales and Leasebacks 37
        6.13  Limitation on Changes in Fiscal Year; Accounting Changes 37
        6.14  Limitation on Negative Pledge Clauses   37
        6.15  Limitation on Lines of Business 38
        6.16  Limitation on Interest Rate Protection Agreements     38

SECTION 7.  EVENTS OF DEFAULT  38

SECTION 8.  COLLATERAL AGENT   41
        8.1  Appointment of Collateral Agent 41
        8.2  Delegation of Duties      41
        8.3  Exculpatory Provisions    41
        8.4  Reliance by Collateral Agent   42
        8.5  Notice of Default    42
        8.6  Non-Reliance on Collateral Agent and Other Lenders 42
        8.7  Indemnification      43
        8.8  Collateral Agent in Its Individual Capacity   43
        8.9  Successor Collateral Agent     43

SECTION 9.  MISCELLANEOUS      44
        9.1  Amendments and Waivers    44
        9.2  Notices    44
        9.3  No Waiver; Cumulative Remedies 45
        9.4  Survival of Representations and  Warranties  45
        9.5  Payment of Expenses and Taxes  45
        9.6  Successors and Assigns; Participations and Assignments 46
        9.7  Adjustments; Set-off 48
        9.8  Counterparts    48
        9.9  Severability    49
        9.10  Integration    49
        9.11  GOVERNING LAW  49
        9.12  Submission To Jurisdiction; Waivers    49
        9.13  Acknowledgements    50
        9.14  WAIVERS OF JURY TRIAL    50
        9.15  Confidentiality     50



SCHEDULES

Schedule 1.1(a)         Commitments
Schedule 3.1(a)         Off-Balance Sheet Obligations
Schedule 3.6            Litigation
Schedule 3.15           Subsidiaries
Schedule 3.17           Environmental Matters
Schedule 3.18           Initial Filing Jurisdictions
Schedule 6.2(e)         Existing Indebtedness
Schedule 6.3(g)         Existing Liens
Schedule 6.4(a)         Existing Guarantee Obligations


EXHIBITS

Exhibit A      Form of Subsidiaries Guarantee
Exhibit B      Form of Borrower Security Agreement
Exhibit C      Form of Subsidiaries Security Agreement
Exhibit D      Form of Note
Exhibit E      Form of Closing Certificate
Exhibit F      Form of Opinion of Counsel to Borrower
Exhibit G      Form of Assignment and Acceptance



Schedule 1.1(a)


Commitments

Lender Amount

The Chase Manhattan Bank $12,500,000

Fleet Bank N.A.           12,500,000

Total                     $25,000,000

Schedule 3.1(a)


OFF-BALANCE SHEET OBLIGATIONS


Schedule 3.15

STANDARD MICROSYSTEMS CORPORATION

SCHEDULE OF SUBSIDIARIES


All subsidiaries are wholly-owned,
except Toyo Microsystems Corporation.
Delaware corporations
Standard Microsystems Corporation (Asia)
SMC Singapore, Inc.
SMC France, Inc.
SMC Massachusetts, Inc.
SMC North America, Inc.

Foreign corporations

Standard Microsystems Corporation
(Canada) (incorporated in Ontario, Canada)

Standard Microsystems (Europe) Limited
     (incorporated in United Kingdom)

Standard Microsystems GmbH (incorporated in Germany)

Toyo Microsystems Corporation (incorporated in Japan)

SMC International Limited  (incorported in          )

SMC Australia ETY Limited (incorporated in Australia)

SMC Mexico de Mexico S.A. de C.V. (incorporated in Mexico)

Schedule 3.17


ENVIRONMENTAL MATTERS

[NONE]

Schedule 3.18

INITIAL FILING JURISDICTIONS Schedule 6.2(e)

EXISTING INDEBTEDNESS Schedule 6.3(g)

EXISTING LIENS Schedule 6.4(a)

EXISTING GUARANTEE OBLIGATIONS



EXECUTION COPY


AMENDED AND RESTATED SUBSIDIARIES GUARANTEE


          AMENDED AND RESTATED
GUARANTEE, dated as of May 23, 1997,
made by each of the corporations that
are signatories hereto (collectively,
the "Guarantors"; individually, a
"Guarantor"), in favor of The Chase
Manhattan Bank, as collateral agent (in
such capacity, the "Collateral Agent")
for the several banks and other
financial institutions (collectively,
the "Lenders"; individually, a "Lender")
parties from time to time to the Amended
and Restated Credit Agreement, dated as
of May   , 1997 (as amended,
supplemented or otherwise modified from
time to time, the "Credit Agreement"),
among Standard Microsystems Corporation, a Delaware corporation (the "Borrower"), the Lenders and the Collateral Agent.


W I T N E S S E T H:


          WHEREAS, the Guarantors are
parties to the Guarantee, dated as of
January 24, 1995 (the "Existing
Guarantee") pursuant to which the
Guarantors guaranteed the Borrower's
obligations under the Credit Agreement,
dated as of January 13, 1995 (the
"Existing Credit Agreement");

          WHEREAS, the Borrower has
requested the Lenders to amend and
restate the Existing Credit Agreement
pursuant to the Credit Agreement; and

          WHEREAS, it is a condition
precedent to the effectiveness of the
pursuant to the Credit Agreement, that
each Guarantor shall have executed and
delivered this Amended and Restated
Guarantee to the Collateral Agent for
the ratable benefit of the Lenders.

          NOW, THEREFORE, in
consideration of the premises and to
induce the Lenders to make their
respective Loans to the Borrower under
the Credit Agreement, each Guarantor
hereby agrees with the Collateral Agent
and the Lenders, that the Existing
Guarantee is hereby amended and restated in its entirety as follows:

          1.   Defined Terms.  (a)
Unless otherwise defined herein, terms
defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          (b)  As used herein,
"Obligations" means the collective
reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the
Borrower to Collateral Agent and the
Lenders (including, without limitation,
interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit
Agreement, any Notes, the other Loan
Documents or any other document made,
delivered or given in connection
therewith, whether on account of
principal, interest, reimbursement
obligations, fees, indemnities, costs,
expenses or otherwise (including,
without limitation, all fees and
disbursements of counsel to the
Collateral Agent or the Lenders that are required to be paid by the Borrower or any Guarantor pursuant to the terms of the Credit Agreement or this Guarantee or any other Loan Document).

          (c)  The words "hereof,"
"herein" and "hereunder" and words of
similar import when used in this
Guarantee shall refer to this Guarantee
as a whole and not to any particular
provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

          (d)  The meanings given to
terms defined herein shall be equally
applicable to both the singular and
plural forms of such terms.

          2.  Guarantee  (a)  Subject to
the provisions of Section , each of the
Guarantors hereby, jointly and
severally, unconditionally and
irrevocably, guarantees to the
Collateral Agent and the Lenders and
their respective successors, indorsees,
transferees and assigns, the prompt and
complete payment and performance by the
Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b)  Anything herein or in any
other Loan Document to the contrary
notwithstanding, the maximum liability
of each Guarantor hereunder and under
the other Loan Documents shall in no
event the maximum aggregate amount equal to the largest amount that would not render its obligations hereunder and thereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of Title 11 of the United
States Code or any applicable provisions of comparable state law.

          (c)  Each Guarantor further
agrees to pay any and all expenses
(including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Collateral
Agent or any Lender in enforcing, or
obtaining advice of counsel in respect
of, any rights with respect to, or
collecting, any or all of the
Obligations and/or enforcing any rights
with respect to, or collecting against,
such Guarantor under this Guarantee.
This Guarantee shall remain in full
force and effect until the Obligations
are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

          (d)  Each Guarantor agrees
that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this
Guarantee or affecting the rights and
remedies of the Collateral Agent or any
Lender hereunder.

          (e)  No payment or payments
made by the Borrower, any of the
Guarantors, any other guarantor or any
other Person or received or collected by the Collateral Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such
Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

          (f)  Each Guarantor agrees
that whenever, at any time, or from time to time, it shall make any payment to any Lender on account of its liability hereunder, it will notify the Collateral
Agent and the Lenders in writing that
such payment is made under this
Guarantee for such purpose.

          3.  Right of Contribution.
Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other
Guarantor hereunder who has not paid its proportionate share of such payment.
Each Guarantor's right of contribution
shall be subject to the terms and
conditions of Section  hereof.  The
provisions of this Section shall in no
respect limit the obligations and
liabilities of any Guarantor to the
Lenders, and each Guarantor shall remain liable to the Lenders for the full amount guaranteed by such Guarantor hereunder.

          4.  Right of Set-off.  Upon
the occurrence of any Event of Default,
each Guarantor hereby irrevocably
authorizes the Collateral Agent and each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Lender, as the case may be, to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Collateral Agent or such Lender hereunder, as the case may be, and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit
Agreement, any Note, any other Loan
Document or otherwise, as the Collateral
Agent or such Lender, as the case may
be, may elect, whether or not the
Collateral Agent or any Lender has made
any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The
Collateral Agent and each Lender shall
notify such Guarantor promptly of any
such set-off and the application made by the Collateral Agent or such Lender, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the
Collateral Agent and each Lender under
this Section are in addition to other
rights and remedies (including, without
limitation, other rights of set-off)
which the Collateral Agent or such
Lender, as the case may be, may have.

          5.  No Subrogation.
Notwithstanding any payment or payments
made by any of the Guarantors hereunder
or any set-off or application of funds
of any of the Guarantors by the
Collateral Agent or any Lender, no
Guarantor shall be entitled to be
subrogated to any of the rights of the
Collateral Agent or any Lender against
the Borrower or any other Guarantor or
any collateral security or guarantee or
right of offset held by the Collateral
Agent or any Lender for the payment of
the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the
Borrower or any other Guarantor in
respect of payments made by such
Guarantor hereunder, until all amounts
owing to Lenders by the Borrower on
account of the Obligations are paid in
full and the Commitments are terminated.
If any amount shall be paid to any
Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral
Agent and the Lenders, segregated from
other funds of such Guarantor, and
shall, forthwith upon receipt by such
Guarantor, be turned over to the
Collateral Agent in the exact form
received by such Guarantor (duly
indorsed by such Guarantor to the
Collateral Agent or the Lenders, as the
case may be, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Collateral Agent or the Lenders may determine.

          6.  Amendments, etc. with
respect to the Obligations; Waiver of
Rights.  Each Guarantor shall remain
obligated hereunder notwithstanding
that, without any reservation of rights
against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Collateral
Agent, the Required Lenders or any
Lender may be rescinded by the
Collateral Agent, the Required Lenders
or such Lender and any of the
Obligations continued, and the
Obligations, or the liability of any
other party upon or for any part
thereof, or any collateral security or
guarantee therefor or right of offset
with respect thereto, may, from time to
time, in whole or in part, be renewed,
extended, amended, modified,
accelerated, compromised, waived,
surrendered or released by the
Collateral Agent, the Required Lenders
or any Lender, and the Credit Agreement, any Notes, any other Loan Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent, the Required Lenders or such Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.
Neither the Collateral Agent nor any
Lender shall have any obligation to
protect, secure, perfect or insure any
Lien at any time held by it as security
for the Obligations or for this
Guarantee or any property subject
thereto.  When making any demand
hereunder against any of the Guarantors, the Collateral Agent and the Required
Lenders may, but shall be under no
obligation to, make a similar demand on
the Borrower or any other Guarantor or
guarantor, and any failure by the
Collateral Agent or the Required Lenders to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other
Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any Lender against any of the Guarantors. For the purposes hereof
"demand" shall include the commencement
and continuance of any legal
proceedings.

          7.  Guarantee Absolute and
Unconditional.  Each Guarantor waives
any and all notice of the creation,
renewal, extension or accrual of any of
the Obligations and notice of or proof
of reliance by any Lender upon this
Guarantee or acceptance of this
Guarantee, the Obligations, and any of
them, shall conclusively be deemed to
have been created, contracted or
incurred, or renewed, extended, amended
or waived, in reliance upon this
Guarantee; and all dealings between the
Borrower and any of the Guarantors, on
the one hand, and the Lenders, on the
other hand, likewise shall be
conclusively presumed to have been had
or consummated in reliance upon this
Guarantee.  Each Guarantor waives
diligence, presentment, protest, demand
for payment and notice of default or
nonpayment to or upon the Borrower or
any of the Guarantors with respect to
the Obligations.  Each Guarantor
understands and agrees that this
Guarantee shall be construed as a
continuing, absolute and unconditional
guarantee of payment without regard to
(a) the validity, regularity or
enforceability of the Credit Agreement,
any Note, any other Loan Document, any
of the Obligations or any other
collateral security therefor or
guarantee or right of offset with
respect thereto at any time or from time to time held by the Collateral Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Collateral
Agent or any Lender or (c) any other
circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance.
When pursuing its rights and remedies
hereunder against any Guarantor, the
Collateral Agent, the Required Lenders
or any Lender may, but shall be under no obligation to, pursue such rights and remedies as they or it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent, the Required Lenders or such Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Required Lenders or such Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Collateral Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

          8.  Reinstatement.  This
Guarantee shall continue to be
effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral
Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          9.  Payments.  Each Guarantor
hereby guarantees that payments
hereunder will be paid to the Collateral
Agent and each Lender without set-off or counterclaim in U.S. Dollars at the office of the Collateral Agent or such Lender, as the case may be, set forth in subsection 9.2 of the Credit Agreement.

          10.  Representations and
Warranties  Each Guarantor hereby
represents and warrants that:

     (a)  it is a corporation duly
organized, validly existing and in good
standing under the laws of the
jurisdiction of its incorporation and
has the corporate power and authority
and the legal right to own and operate
its property, to lease the property it
operates and to conduct the business in
which it is currently engaged;

     (b)  it has the corporate power and
authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Loan Documents to which it is a party, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee and the other Loan
Documents to which it is a party;

     (c)  this Guarantee and each of the
other Loan Documents to which it is a
party constitutes a legal, valid and
binding obligation of such Guarantor
enforceable in accordance with its
terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

     (d)  the execution, delivery and
performance of this Guarantee and the
other Loan Documents to which it is a
party will not violate any provision of
any Requirement of Law or Contractual
Obligation of such Guarantor and will
not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

     (e)  no consent or authorization
of, filing with, or other act by or in
respect of, any arbitrator or
Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or any other Loan
Document to which it is a party;
     (f)  no litigation, investigation
or proceeding of or before any
arbitrator or Governmental Authority is
pending or, to the knowledge of such
Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or any other Loan
Document to which it is a party or any
of the transactions contemplated hereby
or (ii) which could have a material
adverse effect on the business,
operations, property or financial or
other condition of such Guarantor;

     (g)  to the extent that the
representations and warranties set forth in subsection 3.8 through and including subsection 3.17 of the Credit Agreement apply to such Guarantor, each such representation and warranty is true and correct; and

     (h)  if such Guarantor is not
incorporated under the laws of the
United States of America or a state
thereof, (1) such Guarantor is not
subject to any exchange controls which
would affect its ability to make
payments under this Guarantee, (2) any
payments made by such Guarantor under
this Guarantee will not be subject to
any withholding tax or other similar
obligations of any Governmental
Authority outside the United States of
America and (3) the obligations of such
Guarantor under this Guarantee will be
pari passu with all other unsecured
obligations of such Guarantor.

          Each Guarantor agrees that the
foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by the Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

          11.  Covenants.  Each
Guarantor hereby covenants and agrees
with the Collateral Agent and each
Lender that, from and after the date of
this Guarantee until the Obligations are paid in full and the Commitments are terminated, such Guarantor will comply with provisions of Sections 5 and 6 of the Credit Agreement to the extent such provisions apply to such Guarantor.

          12.  Notices.  All notices,
requests and demands to or upon the
respective parties hereto to be
effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or five days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows:

     (a)  if to the Collateral Agent, at
its address or transmission number for
notices provided in subsection 9.2 of
the Credit Agreement;

     (b)  if to any Lender, at its
address or transmission number for
notices provided in subsection 9.2 of
the Credit Agreement; and

     (c)  if to any Guarantor, at its
address or transmission number for
notices set forth under its signature
below.

          The Collateral Agent, each
Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

          13.  Counterparts.  This
Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be delivered to the Collateral Agent and each Lender.

          14.  Severability.  Any
provision of this Guarantee which is
prohibited or unenforceable in any
jurisdiction shall, as to such
jurisdiction, be ineffective to the
extent of such prohibition or
unenforceability without invalidating
the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.   Integration.  This
Guarantee represents the agreement of
each Guarantor with respect to the
subject matter hereof and there are no
promises or representations by the
Collateral Agent or any Lender relative
to the subject matter hereof not
reflected herein.

          16.   Amendments in Writing;
No Waiver; Cumulative Remedies.  (a)
None of the terms or provisions of this
Guarantee may be waived, amended,
supplemented or otherwise modified
except by a written instrument executed
by each Guarantor provided that any
provision of this Guarantee may be
waived by the Lenders in a letter or
agreement by facsimile transmission.

          (b)  Neither the Collateral
Agent nor any Lender shall by any act
(except by a written instrument pursuant to Section 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral
Agent or any Lender of any right or
remedy hereunder on any one occasion
shall not be construed as a bar to any
right or remedy which the Collateral
Agent or such Lender, as the case may
be, would otherwise have on any future
occasion.

          (c)  The rights and remedies
herein provided are cumulative, may be
exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17.  Section Headings.  The
Section headings used in this Guarantee
are for convenience of reference only
and are not to affect the construction
hereof or be taken into consideration in the interpretation hereof.

          18.  Successors and Assigns.
This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Lenders and their successors and assigns.

          19.  GOVERNING LAW.  THIS
GUARANTEE SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK.

          20.  Submission To
Jurisdiction; Waivers.  Each Guarantor
hereby irrevocably and unconditionally:

     (a)  submits for itself and its
property in any legal action or
proceeding relating to this Guarantee
and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United
States of America for the Southern
District of New York, and appellate
courts from any thereof;

     (b)  consents that any such action
or proceeding may be brought in such
courts and waives any objection that it
may now or hereafter have to the venue
of any such action or proceeding in any
such court or that such action or
proceeding was brought in an
inconvenient court and agrees not to
plead or claim the same;

     (c)  agrees that service of process
in any such action or proceeding may be
effected by mailing a copy thereof by
registered or certified mail (or any
substantially similar form of mail),
postage prepaid, to such Guarantor at
its address set forth under its
signature below or at such other address of which the Collateral Agent and the Lenders shall have been notified pursuant Section 12;

     (d)  agrees that nothing herein
shall affect the right to effect service or process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e)  waives, to the maximum extent
not prohibited by law, any right it may
have to claim or recover in any legal
action or proceeding referred to in this subsection any special, exemplary, consequential or punitive damages.

          21.  WAIVERS OF JURY TRIAL.
EACH GUARANTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVES TRIAL BY JURY IN
ANY LEGAL ACTION OR PROCEEDING RELATING
TO THIS GUARANTEE OR ANY OTHER LOAN
DOCUMENT TO WHICH IT IS A PARTY AND FOR
ANY COUNTERCLAIM THEREIN.

          22.  Addition of Guarantors.
Subsection 5.10 of the Credit Agreement
requires that any Subsidiary (other than a Foreign Subsidiary) of the Borrower created or acquired after the Effective
Date become a Guarantor hereunder by
executing and delivering a Supplement to this Guarantee in the form attached hereto as Exhibit A. From and after the date any such Subsidiary executes and delivers a Supplement to this Guarantee in the form attached hereto as Exhibit A to the Collateral Agent, such Subsidiary shall be deemed to be a Guarantor for all purposes under this Guarantee.


          IN WITNESS WHEREOF, each of
the undersigned has caused this
Guarantee to be duly executed and
delivered by its duly authorized officer as of the day and year first above written.


STANDARD MICROSYSTEMS
CORPORATION (ASIA)


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Address for Notices: -----------------

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SMC FRANCE, INC.



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Address for Notices:-----------------

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SMC SINGAPORE, INC.


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Address for Notices: -----------------

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SMC NORTH AMERICA, INC.


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SMC MASSACHUSETTS, INC.


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EXHIBIT A TO SUBSIDIARIES GUARANTEE


[FORM OF ADDITIONAL SUBSIDIARIES SUPPLEMENT]

          SUPPLEMENT, dated
_______________ to the Amended and
Restated Subsidiaries Guarantee, dated
as of May 23, 1997 (as amended,
supplemented or otherwise modified, the
"Subsidiaries Guarantee"), made by
certain subsidiaries of Standard
Microsystems Corporation, a Delaware
corporation (the "Borrower"), from time
to time parties thereto (collectively,
the "Guarantors").

W I T N E S S E T H :

           WHEREAS, the Subsidiaries
Guarantee provides that any Subsidiary
of the Borrower, although not a
Guarantor thereunder at the time of the
initial execution thereof, may become a
Guarantor under the Subsidiaries
Guarantee upon the delivery to the
Lenders of a supplement in substantially the form of this Supplement; and

          WHEREAS, the undersigned was
not a Subsidiary on the Effective Date
and, therefore, was not a party to the
Subsidiaries Guarantee but is required
by the Credit Agreement and now desires
to become a Guarantor thereunder;

          NOW, THEREFORE, the
undersigned hereby agrees as follows:

     The undersigned agrees to be bound
by all of the provisions of the
Subsidiaries Guarantee applicable to a
Guarantor thereunder and agrees that it
shall, on the date this Supplement is
delivered to the Lenders, become a
Guarantor, for all purposes of the
Subsidiaries Guarantee to the same
extent as if originally a party thereto
with the representations and warranties
contained therein being deemed to be
made by the undersigned as of the date
hereof. Without limiting the foregoing, the undersigned hereby, jointly and severally, unconditionally and irrevocably, guarantees to the
Collateral Agent and the Lenders and
their respective successors, indorsees,
transferees and assigns, the prompt and
complete payment and performance by the
Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     Terms defined in the Subsidiaries
Guarantee shall have their defined
meanings when used herein.


          IN WITNESS WHEREOF, the
undersigned has caused this Supplement
to be executed and delivered by a duly
authorized officer on the date first
above written.

[NAME OF SUBSIDIARY GUARANTOR]


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Fax: --------------